                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                            Nuveen Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: June 30
                                               -------

                      Date of reporting period: June 30, 2004
                                                -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Nuveen Investments
Value and Balanced Funds
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                                               Annual Report dated June 30, 2004
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

[LOGO] Nuveen Investments

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  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Institutional Advisory Corp. managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I would also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 17, 2004



        "No one knows what the future will bring, which is why we think a well-balanced portfolio. . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments Nuveen NWQ Multi-Cap Value Fund

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ) of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the 12-month reporting period that ended June 30, 2004.

--------------------------------------------------------------------------------


What kind of market environment did the Fund encounter during the 12-month reporting period ended June 30, 2004?

Stocks appreciated sharply over the reporting period due to attractive valuations and improved corporate cash flows. Profitability enhancement, which had been lacking for most companies, improved significantly during the year due to ongoing strength in the economy. Historically low interest rates, stimulative tax cuts, and a recovery in capital spending levels were among the catalysts contributing to the rise in economic growth. Stocks were also bolstered by a re-emergence of merger activity. The banking, gaming, and technology industries are areas that were particularly active. Although the stock market posted strong, double-digit gains for 2003, stocks did decline in the spring of 2004. Investors became concerned about a steep increase in commodity prices, and prospects of rising interest rates. Stocks did recover moderately in June as valuations became more compelling.

In this environment, how did the Fund perform?

We are very pleased to have generated strongly positive results for our clients for the twelve-month period ended June 30, 2004. The Fund's results (Class A shares at net asset value), as well as the performance of several appropriate benchmarks (Russell 3000 Value Index, S&P 500 Index and Lipper Multi-Cap Value Funds Index), are available in the accompanying table on page 3.

What was your strategy in managing the Fund during the 12-month reporting period ended June 30, 2004?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on identifying attractively valued companies which, in our opinion, possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given recent market conditions, how did you apply this management strategy?

Volatility in certain sectors of the market provided an opportunity to take advantage of investor overreactions created by fear and panic. In the mortgage sector, we added to our positions after the stocks declined due to concerns of rising interest rates. We believed mortgage companies offered attractive valuations and favorable risk/reward even in a period of rising rates. We made similar opportunistic purchases in the defense and grocery industries.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares
Average Annual Total Returns
as of 6/30/04
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                               1-Year 5-Year (11/4/97)
                                               -----------------------
         Nuveen NWQ Multi-Cap Value Fund
            A Shares at NAV                    30.75% 11.54%    12.80%
            A Shares at Offer                  23.24% 10.22%    11.80%
         Lipper Multi-Cap Value Funds Index/1/ 22.22%  3.63%     5.98%
         Russell 3000 Value Index/2/           22.14%  2.63%     6.28%
         S&P 500 Index/3/                      19.11% -2.20%     4.24%
         -------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


What were some of the stocks that most helped the Fund's performance?

Individual stock selection within a sharply rising stock market contributed to the Fund's strong performance in the past twelve months. Most of our investments appreciated due to attractive valuations and strongly improving fundamentals. In the technology sector, our investment in Internet security provider SonicWALL appreciated significantly due to a strong pricing environment, and new products that should increase margins and market share. The company has a strong balance sheet, and is actively working to expand its market presence in Europe. Robust growth in wireless communication services and higher capital spending by wireless carriers contributed to a rise in Comverse Technology, and Agilent Technologies appreciated due to the growth of camera cell phones utilizing Agilent components. Agilent also continues to make meaningful progress with its ongoing restructuring efforts that should increase its operating leverage. Our position in hotel operator Felcor Lodging Trust appreciated due to higher occupancy and room rates, and Hartford Financial Services Group posted a gain due to a favorable pricing outlook for property casualty insurance.

Our investment in mortgage originator Countrywide Financial posted a strong gain, while our mortgage insurance stocks, including MGIC and Radian Group, both rose significantly. One of the portfolio's best performers was specialty lender Americredit Corp. The shares rose due to increasing strength in the company's fundamentals,

--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 6/30/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
including significant improvement in its credit statistics and liquidity position. Our energy holdings appreciated for the year as high oil and gas prices have contributed to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Although crude prices have retreated from their lofty levels, favorable supply/demand conditions remain intact due to strong global economic growth, particularly in China. Finally, our investment in Toys R Us appreciated after management reiterated its commitment to maximize shareholder value through a major restructuring. The company plans on closing many of its unprofitable toy stores and focus its resources on its healthier Babies R Us and International operations.

Which of your investments hurt overall Fund performance during the period?

Although the stock has made a substantial recovery from its mid-November lows, our position in property casualty insurer PMA Capital Corp. posted a decline for the reporting period after the company suspended its stock dividend and took a large charge due to higher-than-expected underwriting losses. The recent recovery of the stock was due to greater recognition of the value of its worker's compensation business, which resulted from receiving regulatory approval for an organizational restructuring. Tape drive manufacturer Quantum Corp. fell due to a cautious earnings outlook, and our stake in MFA Mortgage Investments declined since we purchased it in mid-December.

     Nuveen NWQ Multi-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

         Nuveen NWQ Multi-
          Cap Value Fund    Nuveen NWQ Multi-     Lipper Multi-   Russell 3000    S&P 500
           (Offer Price)   Cap Value Fund (NAV)  Cap Value Index     Index         Index
         ----------------  --------------------  ---------------  -------------  ----------
  11/97     $ 9,425.00       $10,000.00            $10,000.00      $10,000.00   $10,000.00
  11/97       9,074.60         9,628.22             10,213.00       10,409.00    10,463.00
  12/97       9,336.52         9,906.12             10,435.64       10,718.15    10,642.96
   1/98       9,249.75         9,814.05             10,411.64       10,562.73    10,761.10
   2/98       9,926.16        10,531.74             11,127.96       11,266.21    11,536.98
   3/98      10,668.05        11,318.88             11,627.61       11,933.17    12,127.67
   4/98      10,854.17        11,516.36             11,692.72       12,010.74    12,250.16
   5/98      10,324.69        10,954.58             11,433.14       11,808.96    12,039.46
   6/98       10557.86        11,201.97             11,420.57       11,940.04    12,528.26
   7/98      10,075.72        10,690.41             10,978.59       11,664.22    12,395.46
   8/98       8,257.88         8,761.67              9,298.87        9,920.42    10,603.07
   9/98       8,670.02         9,198.96              9,683.84       10,488.86    11,282.73
  10/98       9,401.65         9,975.22             10,480.82       11,259.79    12,200.02
  11/98       9,681.76        10,272.43             10,933.59       11,766.48    12,939.34
  12/98      10,003.53        10,613.82             11,115.09       12,164.19    13,684.65
   1/99      10,436.75        11,073.48             11,153.99       12,232.31    14,256.66
   2/99       9,971.11        10,579.42             10,894.10       12,008.46    13,813.28
   3/99      10,489.30        11,129.23             11,194.78       12,231.82    14,365.81
   4/99      11,641.06        12,351.26             12,190.00       13,373.04    14,921.77
   5/99      11,808.81        12,529.24             12,126.61       13,264.72    14,569.62
   6/99      12,165.66        12,907.86             12,517.09       13,657.36    15,378.23
   7/99      11,671.05        12,383.07             12,091.51       13,262.66    14,898.43
   8/99      11,110.55        11,788.38             11,675.56       12,771.94    14,825.43
   9/99      10,682.76        11,334.49             11,172.34       12,338.97    14,419.21
  10/99      11,190.99        11,873.73             11,517.57       12,979.37    15,331.95
  11/99      11,377.73        12,071.86             11,512.96       12,888.51    15,643.18
  12/99      12,059.98        12,795.74             11,775.45       12,972.29    16,564.57
   1/00      11,217.80        11,902.18             11,267.93       12,554.58    15,733.03
   2/00      10,395.23        11,029.42             10,675.24       11,736.02    15,435.67
   3/00      12,073.22        12,809.78             11,803.61       13,063.36    16,945.28
   4/00      11,755.78        12,472.98             11,781.19       12,926.20    16,435.23
   5/00      12,001.38        12,733.56             11,944.94       13,039.95    16,098.31
   6/00      11,566.08        12,271.70             11,685.74       12,510.53    16,495.93
   7/00      11,687.89        12,400.94             11,785.07       12,684.42    16,238.60
   8/00      12,516.84        13,280.47             12,533.42       13,380.80    17,247.01
   9/00      12,400.22        13,156.73             12,359.20       13,490.52    16,336.37
  10/00      12,703.77        13,478.80             12,653.35       13,796.75    16,267.76
  11/00      12,194.15        12,938.10             12,186.44       13,298.69    14,985.86
  12/00      13,425.99        14,245.08             12,911.54       14,012.83    15,059.29
   1/01      13,761.09        14,600.63             13,399.59       14,088.50    15,593.89
   2/01      13,482.00        14,304.51             13,032.45       13,722.20    14,171.73
   3/01      13,393.59        14,210.71             12,575.01       13,255.65    13,273.24
   4/01      13,851.63        14,696.69             13,389.87       13,902.52    14,304.58
   5/01      14,166.06        15,030.30             13,685.78       14,218.11    14,400.42
   6/01      14,181.16        15,046.33             13,454.49       13,965.03    14,050.49
   7/01      14,434.31        15,314.92             13,437.00       13,916.15    13,912.79
   8/01      14,041.96        14,898.64             12,938.49       13,392.90    13,041.85
   9/01      12,847.37        13,631.16             11,612.29       12,412.54    11,988.07
  10/01      12,827.01        13,609.56             11,851.51       12,334.34    12,217.04
  11/01      13,764.81        14,604.57             12,709.56       13,063.30    13,154.09
  12/01      14,207.66        15,074.44             13,078.13       13,405.56    13,269.84
   1/02      14,402.28        15,280.93             12,908.12       13,322.45    13,076.10
   2/02      14,498.31        15,382.82             12,739.02       13,347.76    12,823.74
   3/02      15,274.47        16,206.34             13,388.71       14,007.14    13,305.91
   4/02      15,534.69        16,482.43             12,995.08       13,600.93    12,499.57
   5/02      15,542.36        16,490.57             12,982.09       13,626.77    12,407.07
   6/02      14,332.63        15,207.04             11,988.96       12,882.75    11,523.69
   7/02      12,925.93        13,714.52             10,993.88       11,631.84    10,625.99
   8/02      13,284.98        14,095.47             11,168.68       11,709.77    10,695.06
   9/02      11,199.63        11,882.89              9,957.99       10,440.43     9,532.51
  10/02      12,008.18        12,740.77             10,490.75       11,169.17    10,371.37
  11/02      13,517.69        14,342.38             11,272.31       11,885.12    10,982.24
  12/02      12,950.80        13,740.90             10,775.20       11,369.30    10,337.59
   1/03      13,258.89        14,067.78             10,553.23       11,090.75    10,066.74
   2/03      12,675.72        13,449.03             10,282.01       10,790.19     9,915.74
   3/03      12,697.72        13,472.38             10,321.08       10,815.01    10,011.92
   4/03      13,996.10        14,849.98             11,217.98       11,772.14    10,836.91
   5/03      15,987.69        16,963.06             12,155.81       12,563.23    11,408.01
   6/03      16,064.71        17,044.78             12,244.55       12,724.04    11,554.03
   7/03      16,394.80        17,395.02             12,413.52       12,945.44    11,757.38
   8/03      17,010.99        18,048.79             12,802.06       13,168.10    11,986.65
   9/03      16,735.90        17,756.93             12,654.84       13,037.73    11,859.59
  10/03      17,671.18        18,749.26             13,352.12       13,855.20    12,530.85
  11/03      17,814.22        18,901.03             13,636.52       14,069.95    12,641.12
  12/03      19,069.04        20,232.41             14,307.44       14,908.52    13,303.51
   1/04      19,759.38        20,964.86             14,609.33       15,190.29    13,548.30
   2/04      20,438.40        21,685.30             14,888.36       15,513.85    13,736.62
   3/04      20,404.45        21,649.28             14,758.83       15,405.25    13,529.20
   4/04      19,759.38        20,964.86             14,487.27       14,995.47    13,316.79
   5/04      20,042.30        21,265.04             14,555.36       15,149.92    13,499.23
   6/04      21,004.24        22,285.67             14,965.82       15,539.28    13,761.11


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ Multi-Cap Value Fund compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04                   Nuveen NWQ Multi-Cap Value Fund
================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $18.56   $18.45   $18.45   $18.52
               --------------------------------------------------
               Inception Date 12/09/02 12/09/02 12/09/02 11/04/97
               --------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                     30.75%  23.24%
                     ------------------------------------------
                     5-Year                     11.54%  10.22%
                     ------------------------------------------
                     Since Inception            12.80%  11.80%
                     ------------------------------------------

                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                     29.76%  25.76%
                     ------------------------------------------
                     5-Year                     10.71%  10.58%
                     ------------------------------------------
                     Since Inception            11.96%  11.96%
                     ------------------------------------------

                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                     29.67%
                     ------------------------------------------
                     5-Year                     10.71%
                     ------------------------------------------
                     Since Inception            11.96%
                     ------------------------------------------

                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                     31.02%
                     ------------------------------------------
                     5-Year                     11.85%
                     ------------------------------------------
                     Since Inception            13.10%
                     ------------------------------------------
                     Top Five Stock Sectors/1/
                     Financials                         34.10%
                     ------------------------------------------
                     Information Technology             12.82%
                     ------------------------------------------
                     Energy                             11.01%
                     ------------------------------------------
                     Industrials                         8.59%
                     ------------------------------------------
                     Materials                           6.88%
                     ------------------------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                        90.34%
Short-Term Investments           9.66%

              Top Five Stock Holdings/1/
              IndyMac Bancorp, Inc.                         4.85%
              ---------------------------------------------------
              Computer Associates International, Inc.       4.25%
              ---------------------------------------------------
              Countrywide Financial Corporation             3.82%
              ---------------------------------------------------
              Noble Energy, Inc.                            3.76%
              ---------------------------------------------------
              Agilent Technologies, Inc.                    3.56%
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $144,231
              ---------------------------------------------------
              Average Market Capitalization (Stocks)  $23 billion
              ---------------------------------------------------
              Number of Stocks                                 45
              ---------------------------------------------------
              Expense Ratio/2/                              1.48%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2004.

                            Annual Report l Page 5

  Portfolio Managers' Comments for the Nuveen Large-Cap Value,

  Balanced Municipal and Stock, and Balanced Stock and Bond Funds

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Institutional Advisory Corp. (NIAC). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NIAC to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the 12-month reporting period ended June 30, 2004.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance during the 12-month reporting period ended June 30, 2004?

It was a generally positive environment for the stock market, especially the first half of the reporting period. During those six months, growing corporate earnings, continued low interest rates, benign inflation, significant tax reductions, and a steadily declining U.S. dollar helped strengthen the economy. In the third quarter of 2003, for example, gross domestic product grew at an annual rate of 8.2 percent, the fastest such expansion for the U.S. economy in nearly 20 years. Economic growth was solid, though less spectacular, during the year's fourth quarter. Against this backdrop, stock prices rose steadily, with the Standard & Poor's 500 Index, rising 15.14 percent between July and December 2003.

Stock prices, after an initial burst of strength in 2004, began to come off their highs in the second quarter of 2004. As the economy expanded, more and more investors grew concerned about potential inflation and the likelihood that the Federal Reserve Board would respond by raising short-term interest rates. Those concerns were heightened in early April 2004, following the announcement of an unexpectedly large jump in the Consumer Price Index and an unexpectedly large drop in the jobless claims rate. Both pieces of data increased investors' conviction that an interest-rate hike was coming. The Fed did raise rates on June 30, 2004, though by that time the widely anticipated increase was already priced into stock values. Other factors hampered stock prices as well, including a slowdown in the rate of corporate earnings growth, record-high oil prices that went as high as $42 per barrel, concerns about the transfer of political authority to a new Iraqi government, the ongoing threat of terrorism in the United States, and uncertainty surrounding the outcome of the upcoming U.S. presidential election. Despite these challenges, stocks enjoyed modestly positive results during the first six months of 2004 and solid performance for the overall 12-month reporting period.

The municipal bond market was volatile during the past 12 months. At the beginning of the period, continued low interest rates helped keep bond prices high and yields low (bond prices and yields move in opposite directions). However, signs of economic strengthening beginning in early April 2004 led to fears of higher inflation and rising short-term interest rates. Against this backdrop, municipal bond yields rose and issuance fell, as it became less attractive for issuers to refinance existing debt. The limited supply helped support the municipal market, even in an environment of falling bond prices.

How did the Funds perform during the past 12 months?

The table on the next page provides performance information for the three Funds (Class A shares at net asset value) for the 12 months ended June 30, 2004. The table also compares the Funds' performance to appropriate benchmarks. The Large-Cap Value Fund had positive returns during the period. However, this result fell short of the 19.11 percent return of the S&P 500 and the

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 6

21.13 percent return of the Russell 1000 Value Index. Both balanced funds, the Balanced Municipal and Stock Fund and the Balanced Stock and Bond Fund, underperformed the S&P 500 and their Lipper peer group as well for the 12 month period.

The Funds' relative performance benefited from positive stock selection. However, as a result of our "bottom-up" approach, meaning we evaluate stocks individually based on their fundamentals and value potential, the portfolio was overweighted in consumer services and health care stocks. Because both sectors were relative laggards during the


                             Annual Report  Page 7

Class A Shares
Average Annual Total Returns
as of 6/30/04
--------------------------------------------------------------------------------

                                                                    Since
                                                                  Inception
                                                    1-Year 5-Year (8/7/96)
                                                    -----------------------
    Nuveen Large-Cap Value Fund
       A Shares at NAV                              17.90%  0.41%     8.48%
       A Shares at Offer                            11.10% -0.78%     7.67%
    Lipper Large-Cap Value Funds Index/1/           19.61% -0.25%     8.42%
    Russell 1000 Value Index/2/                     21.13%  1.87%    10.67%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------
    Nuveen Balanced Municipal and Stock Fund
       A Shares at NAV                               8.13%  1.14%     5.37%
       A Shares at Offer                             1.91% -0.05%     4.59%
    Lipper Balanced Funds Index/4/                  12.64%  2.18%     7.74%
    Lehman Brothers 10-Year Municipal Bond Index/5/  0.42%  6.11%     6.20%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------
    Nuveen Balanced Stock and Bond Fund
       A Shares at NAV                              10.29%  2.47%     7.53%
       A Shares at Offer                             3.93%  1.27%     6.73%
    Lipper Balanced Funds Index/4/                  12.64%  2.18%     7.74%
    Lehman Brothers Intermediate Treasury Index/6/  -0.52%  6.03%     6.16%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


--------------------------------------------------------------------------------
1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper
 Large-Cap Value Funds category for the year ended June 30, 2004. The since inception data for the index represents returns for the period 8/31/96 - 6/30/04, as returns for the index are calculated on a calendar month basis.
 The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2004. The since inception data for the index represents returns for the period 8/31/96 - 6/30/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

period, the Funds' overweighting had a modestly negative impact on overall results. Nevertheless, the strong overall stock-market environment helped generate positive absolute returns for the portfolio.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2004, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance.

What was your approach to managing the equity portion of the Funds?

Facing a continuing competitive and global market environment, we continued to emphasize companies we believed had strong balance sheets, excellent franchises, growing free cash flow (cash flow after expenses), and strong dividend growth. During the first half of the period, the market was favoring small-cap stocks with relatively weak fundamentals and high price-to-earnings ratios, characteristics we generally avoid when choosing investments for the portfolio. Nevertheless, we did not change our management approach, believing that only companies with strong financial positions will be able to compete effectively as market conditions become more challenging.

Accordingly, our strategy continued to focus on bottom-up stock picking. We sought to invest in high-quality companies with a near-term catalyst for better future performance. This led us, for example, toward opportunities in the financial sector. We believed that continued-low interest rates would provide a favorable backdrop for financial services companies with strong balance sheets and cash flow. In this sector, we favored high-quality, industry-leading companies such as MetLife, Bank of America, Wells Fargo, and Citigroup.

What were some of the stocks whose performance helped and hurt the Funds?

Oil giant ConocoPhillips had the greatest positive impact on the Funds' performance during the past 12 months. The company, an outgrowth of the 1999 merger between Conoco and Phillips, continued to benefit from its strong integration and cost savings, and from oil prices reaching record highs during the period. The same factors also helped the performance of BP, the world's largest integrated oil company, formed at the end of 1998 after the merger of BP and Amoco. BP has been very successful at managing its costs. Conglomerate Tyco International was a third positive performer for the Funds. Tyco had faced questions in recent years about its accounting and corporate governance practices. The company, however, brought in a new management team, restoring both investors' confidence and financial health.

On the negative side, results were hampered by holdings in Verizon Communications, the largest provider of wireless telecommunications service in the United States. We sold our stake in Verizon during the fourth quarter of 2003 because of concerns about its investment risk. Verizon's shares were hurt by rising pension and health care costs, and because regulatory difficulties were making the company less profitable. FirstEnergy was another disappointment during the period. The nation's fourth-largest electric utility, FirstEnergy was hampered by legal concerns that we believed would hang over the company for some time. We sold the stock in the third quarter of 2003. A third negative contributor to performance was Clear Channel Communications, the nation's leading radio-station operator. Clear Channel saw its shares hurt


                             Annual Report  Page 8
by a continued downturn in spending on radio advertising.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

We sought to keep the municipal portion of the portfolio fully invested throughout the period. The portfolio's allocation to municipal bonds fell incrementally, from 55 percent at the beginning of the period to 53 percent at its end, a decline that reflected growth in the Fund's equity portion.

How did you manage the treasury portion of the Balanced Stock and Bond Fund?

The portfolio's allocation to treasury bonds and notes fell marginally, from 38% at the beginning of the period to 36% at its end. The maturity structure of the treasury portfolio was maintained in a relatively conservative posture throughout the reporting period, reflecting an expectation of higher interest rates.


                             Annual Report  Page 9

     Nuveen Large-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Large-Cap Value Fund
                    Growth of an Assumed $10,000 Investment

                                       S&P 500   Russell 1000   Lipper Large-Cap
           NGIS (NAV)    NGIS (Offer)   Index     Value Index     Value Index
           ----------    ------------  --------  ------------   ----------------
 8/31/1996   $10,000      $9,425       $10,000     $10,000         $10,000
 9/30/1996    10,414       9,815        10,562      10,398          10,490
10/31/1996    10,864      10,239        10,854      10,800          10,711
11/30/1996    11,638      10,969        11,673      11,583          11,478
12/31/1996    11,371      10,717        11,442      11,435          11,284
 1/31/1997    11,951      11,264        12,156      11,990          11,854
 2/28/1997    12,036      11,344        12,252      12,166          11,949
 3/31/1997    11,784      11,106        11,749      11,728          11,493
 4/30/1997    12,360      11,650        12,450      12,221          12,004
 5/31/1997    13,026      12,277        13,208      12,904          12,695
 6/30/1997    13,617      12,834        13,799      13,457          13,225
 7/31/1997    14,626      13,785        14,896      14,469          14,222
 8/31/1997    14,007      13,201        14,062      13,954          13,613
 9/30/1997    14,776      13,926        14,832      14,797          14,310
10/31/1997    14,356      13,531        14,337      14,384          13,878
11/30/1997    14,368      13,542        15,001      15,020          14,333
12/31/1997    14,496      13,662        15,258      15,459          14,497
 1/31/1998    14,577      13,739        15,427      15,239          14,517
 2/28/1998    15,670      14,769        16,539      16,265          15,472
 3/31/1998    16,030      15,109        17,385      17,260          16,159
 4/30/1998    16,473      15,526        17,560      17,376          16,324
 5/31/1998    16,479      15,532        17,258      17,119          16,046
 6/30/1998    16,555      15,603        17,959      17,338          16,347
 7/31/1998    15,949      15,032        17,768      17,032          16,064
 8/31/1998    13,332      12,565        15,202      14,498          13,871
 9/30/1998    13,801      13,008        16,176      15,330          14,538
10/31/1998    14,715      13,869        17,490      16,518          15,703
11/30/1998    15,371      14,487        18,550      17,288          16,504
12/31/1998    15,932      15,016        19,618      17,876          17,141
 1/31/1999    16,723      15,761        20,438      18,019          17,425
 2/28/1999    16,104      15,178        19,803      17,765          17,026
 3/31/1999    16,577      15,624        20,595      18,133          17,544
 4/30/1999    17,945      16,913        21,393      19,826          18,577
 5/31/1999    17,889      16,861        20,888      19,608          18,259
 6/30/1999    18,605      17,535        22,047      20,177          19,065
 7/31/1999    17,704      16,686        21,359      19,586          18,523
 8/31/1999    17,154      16,167        21,253      18,859          18,186
 9/30/1999    16,824      15,857        20,671      18,201          17,513
10/31/1999    17,608      16,596        21,979      19,249          18,357
11/30/1999    17,890      16,862        22,426      19,099          18,422
12/31/1999    18,264      17,214        23,746      19,191          18,989
 1/31/2000    17,990      16,956        22,553      18,565          18,186
 2/29/2000    17,317      16,322        22,126      17,186          17,420
 3/31/2000    18,547      17,480        24,289      19,282          19,016
 4/30/2000    18,467      17,405        23,559      19,059          18,805
 5/31/2000    18,301      17,249        23,075      19,259          18,818
 6/30/2000    17,615      16,602        23,644      18,379          18,611
 7/31/2000    17,477      16,472        23,276      18,608          18,527
 8/31/2000    18,425      17,365        24,721      19,643          19,600
 9/30/2000    18,620      17,549        23,416      19,824          19,290
10/31/2000    19,192      18,088        23,317      20,311          19,444
11/30/2000    18,721      17,645        21,480      19,558          18,610
12/31/2000    19,627      18,499        21,585      20,538          19,360
 1/31/2001    19,956      18,809        22,351      20,616          19,521
 2/28/2001    19,700      18,567        20,313      20,043          18,580
 3/31/2001    18,866      17,781        19,025      19,335          17,857
 4/30/2001    19,940      18,793        20,503      20,282          18,870
 5/31/2001    20,333      19,163        20,641      20,739          19,174
 6/30/2001    19,555      18,431        20,139      20,278          18,652
 7/31/2001    19,459      18,340        19,942      20,236          18,525
 8/31/2001    18,449      17,389        18,694      19,424          17,658
 9/30/2001    17,504      16,497        17,183      18,057          16,281
10/31/2001    17,752      16,731        17,511      17,902          16,387
11/30/2001    18,618      17,547        18,854      18,942          17,437
12/31/2001    19,174      18,071        19,020      19,389          17,700
 1/31/2002    18,595      17,526        18,743      19,239          17,373
 2/28/2002    18,410      17,351        18,381      19,270          17,277
 3/31/2002    19,125      18,026        19,072      20,182          18,039
 4/30/2002    18,571      17,503        17,916      19,489          17,271
 5/31/2002    18,595      17,526        17,784      19,587          17,293
 6/30/2002    17,140      16,154        16,517      18,463          16,088
07/31/2002    15,741      14,836        15,231      16,746          14,698
08/31/2002    15,854      14,942        15,330      16,873          14,796
09/30/2002    13,755      12,964        13,663      14,997          13,086
10/31/2002    14,173      13,358        14,866      16,108          14,047
11/30/2002    15,058      14,192        15,741      17,123          14,927
12/31/2002    14,367      13,540        14,817      16,380          14,217
01/31/2003    14,359      13,533        14,429      15,983          13,878
02/28/2003    14,100      13,289        14,213      15,556          13,531
03/31/2003    14,213      13,396        14,351      15,583          13,523
04/30/2003    15,230      14,354        15,533      16,954          14,665
05/31/2003    15,844      14,933        16,352      18,049          15,568
06/30/2003    16,086      15,161        16,561      18,275          15,745
 7/31/2003    16,247      15,312        16,852      18,547          15,964
 8/31/2003    16,513      15,563        17,181      18,837          16,234
 9/30/2003    16,295      15,358        16,999      18,652          16,052
10/31/2003    17,069      16,088        17,961      19,794          16,938
11/30/2003    17,359      16,361        18,119      20,063          17,147
12/31/2003    18,460      17,398        19,069      21,299          18,198
 1/31/2004    18,654      17,581        19,419      21,673          18,473
 2/29/2004    19,058      17,963        19,689      22,137          18,862
 3/31/2004    18,978      17,887        19,392      21,942          18,636
 4/30/2004    18,542      17,476        19,088      21,407          18,293
 5/31/2004    18,688      17,614        19,349      21,625          18,427
 6/30/2004    18,963      17,873        19,724      22,136          18,832


================================================================================

     Nuveen Balanced Municipal and Stock Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

                  Nuveen Colorado Municipal Bond Fund
                Growth of an Assumed $10,000 Investment

      Nuveen Balanced        Nuveen Balanced                       Lehman Brothers
     Municipal and Stock   Municipal and Stock  Lipper Balanced   10-Year Municipal
      Fund (Offer Price)       Fund (NAV)        Funds Index            Index          S&P 500 Index
        -----------           -------------      --------------    ---------------    -------------
 8/96      $9,425               $10,000            $10,000             $10,000         $10,000
 9/96       9,643                10,231             10,371              10,103          10,562
10/96       9,862                10,463             10,591              10,230          10,854
11/96      10,266                10,892             11,084              10,437          11,673
12/96      10,196                10,818             10,951              10,390          11,442
 1/97      10,403                11,038             11,290              10,431          12,156
 2/97      10,510                11,151             11,332              10,529          12,252
 3/97      10,374                11,006             11,002              10,387          11,749
 4/97      10,607                11,254             11,333              10,464          12,450
 5/97      10,918                11,584             11,798              10,613          13,208
 6/97      11,177                11,858             12,188              10,730          13,799
 7/97      11,716                12,431             12,883              11,031          14,896
 8/97      11,428                12,125             12,474              10,924          14,062
 9/97      11,780                12,499             12,972              11,063          14,832
10/97      11,656                12,368             12,736              11,122          14,337
11/97      11,708                12,422             12,970              11,173          15,001
12/97      11,860                12,584             13,175              11,349          15,258
 1/98      11,957                12,687             13,269              11,475          15,427
 2/98      12,375                13,129             13,796              11,474          16,539
 3/98      12,527                13,291             14,218              11,466          17,385
 4/98      12,634                13,405             14,317              11,403          17,560
 5/98      12,772                13,551             14,173              11,597          17,258
 6/98      12,821                13,603             14,434              11,640          17,959
 7/98      12,607                13,376             14,265              11,658          17,768
 8/98      11,766                12,484             13,035              11,861          15,202
 9/98      12,041                12,776             13,598              12,038          16,176
10/98      12,393                13,149             14,107              12,043          17,490
11/98      12,643                13,414             14,623              12,079          18,550
12/98      12,849                13,633             15,163              12,116          19,618
 1/99      13,151                13,953             15,405              12,302          20,438
 2/99      12,937                13,726             16,036              12,191          19,803
 3/99      13,065                13,862             16,407              12,185          20,595
 4/99      13,489                14,312             15,912              12,218          21,393
 5/99      13,412                14,231             15,667              12,132          20,888
 6/99      13,525                14,350             16,100              11,907          22,047
 7/99      13,292                14,103             15,799              11,986          21,359
 8/99      13,069                13,866             15,633              11,942          21,253
 9/99      12,978                13,769             15,433              11,983          20,671
10/99      13,185                13,990             15,880              11,898          21,979
11/99      13,351                14,166             16,052              12,027          22,426
12/99      13,445                14,265             16,527              11,965          23,746
 1/00      13,286                14,097             16,112              11,916          22,553
 2/00      13,124                13,925             16,073              12,010          22,126
 3/00      13,650                14,483             17,020              12,244          24,289
 4/00      13,592                14,421             16,708              12,183          23,559
 5/00      13,445                14,265             16,551              12,111          23,075
 6/00      13,413                14,231             16,816              12,440          23,644
 7/00      13,475                14,297             16,771              12,612          23,276
 8/00      13,825                14,669             17,519              12,807          24,721
 9/00      13,839                14,683             17,151              12,749          23,416
10/00      14,002                14,857             17,135              12,879          23,317
11/00      13,877                14,723             16,513              12,948          21,480
12/00      14,279                15,151             16,925              13,252          21,585
 1/01      14,453                15,335             17,283              13,423          22,351
 2/01      14,385                15,262             16,613              13,446          20,313
 3/01      14,127                14,989             16,076              13,560          19,025
 4/01      14,420                15,300             16,751              13,394          20,503
 5/01      14,617                15,509             16,901              13,540          20,641
 6/01      14,432                15,312             16,642              13,621          20,139
 7/01      14,468                15,350             16,630              13,808          19,942
 8/01      14,258                15,128             16,158              14,044          18,694
 9/01      13,940                14,791             15,379              14,024          17,183
10/01      14,084                14,944             15,636              14,198          17,511
11/01      14,066                14,924             16,258              14,015          18,854
12/01      13,874                14,721             16,375              13,866          19,020
 1/02      13,526                14,351             16,231              14,128          18,743
 2/02      13,563                14,390             16,121              14,330          18,381
 3/02      13,699                14,534             16,474              14,035          19,072
 4/02      13,625                14,457             16,079              14,361          17,916
 5/02      13,668                14,502             16,071              14,428          17,784
 6/02      13,254                14,062             15,384              14,607          16,517
07/02      12,821                13,603             14,595              14,801          15,231
08/02      12,868                13,653             14,746              14,994          15,330
09/02      12,287                13,037             13,865              15,352          13,663
10/02      12,346                13,099             14,443              15,073          14,866
11/02      12,648                13,420             15,030              14,949          15,741
12/02      12,495                13,257             14,624              15,276          14,817
01/03      12,473                13,234             14,405              15,194          14,429
02/03      12,438                13,197             14,297              15,457          14,213
03/03      12,409                13,166             14,355              15,465          14,351
04/03      12,808                13,590             15,132              15,581          15,533
05/03      13,157                13,960             15,801              16,026          16,352
06/03      13,227                14,034             15,921              15,949          16,561
 7/03      13,151                13,953             15,957              15,279          16,852
 8/03      13,285                14,095             16,227              15,411          17,181
 9/03      13,362                14,177             16,248              15,930          16,999
10/03      13,656                14,489             16,784              15,809          17,961
11/03      13,803                14,645             16,934              15,980          18,119
12/03      14,208                15,074             17,540              16,148          19,069
 1/04      14,311                15,184             17,801              16,215          19,419
 2/04      14,527                15,414             18,043              16,501          19,689
 3/04      14,459                15,341             17,957              16,407          19,392
 4/04      14,215                15,082             17,580              15,954          19,088
 5/04      14,192                15,058             17,657              15,963          19,349
 6/04      14,306                15,178             17,932              16,016          19,724



The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

     Nuveen Balanced Stock and Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen Balanced  Nuveen Balanced                      Lehman Brothers
           Stock and Bond   Stock annd Bond   Lipper Balanced    Intermediate
         Fund (Offer Price)   Fund (NAV)      Fund Index         Treasury Index        S&P 500 Index
            --------------    -----------     ---------------   -------------------    -------------
   8/96        $9,425          $10,000            $10,000             $10,000              $10,000
   9/96         9,712           10,305             10,371              10,128               10,562
  10/96        10,051           10,665             10,591              10,294               10,854
  11/96        10,595           11,242             11,084              10,418               11,673
  12/96        10,461           11,099             10,951              10,361               11,442
   1/97        10,813           11,473             11,290              10,400               12,156
   2/97        10,862           11,524             11,332              10,415               12,252
   3/97        10,686           11,338             11,002              10,354               11,749
   4/97        10,981           11,651             11,333              10,470               12,450
   5/97        11,290           11,979             11,798              10,552               13,208
   6/97        11,602           12,310             12,188              10,642               13,799
   7/97        12,186           12,929             12,883              10,841               14,896
   8/97        11,840           12,562             12,474              10,797               14,062
   9/97        12,259           13,007             12,972              10,915               14,832
  10/97        12,156           12,897             12,736              11,043               14,337
  11/97        12,165           12,908             12,970              11,068               15,001
  12/97        12,279           13,028             13,175              11,159               15,258
   1/98        12,395           13,151             13,269              11,308               15,427
   2/98        12,946           13,735             13,796              11,294               16,539
   3/98        13,164           13,968             14,218              11,328               17,385
   4/98        13,404           14,222             14,317              11,381               17,560
   5/98        13,444           14,264             14,173              11,459               17,258
   6/98        13,537           14,363             14,434              11,536               17,959
   7/98        13,219           14,025             14,265              11,581               17,768
   8/98        11,890           12,616             13,035              11,810               15,202
   9/98        12,386           13,142             13,598              12,095               16,176
  10/98        12,927           13,716             14,107              12,119               17,490
  11/98        13,329           14,143             14,623              12,074               18,550
  12/98        13,649           14,482             15,163              12,120               19,618
   1/99        14,100           14,960             15,405              12,174               20,438
   2/99        13,591           14,420             16,036              11,996               19,803
   3/99        13,916           14,765             16,407              12,075               20,595
   4/99        14,706           15,603             15,912              12,109               21,393
   5/99        14,585           15,475             15,667              12,031               20,888
   6/99        14,917           15,827             16,100              12,053               22,047
   7/99        14,472           15,355             15,799              12,064               21,359
   8/99        14,175           15,040             15,633              12,088               21,253
   9/99        14,079           14,938             15,433              12,182               20,671
  10/99        14,510           15,395             15,880              12,198               21,979
  11/99        14,637           15,530             16,052              12,203               22,426
  12/99        14,834           15,739             16,527              12,169               23,746
   1/00        14,660           15,554             16,112              12,136               22,553
   2/00        14,401           15,279             16,073              12,231               22,126
   3/00        15,154           16,078             17,020              12,386               24,289
   4/00        15,067           15,987             16,708              12,377               23,559
   5/00        14,980           15,894             16,551              12,429               23,075
   6/00        14,733           15,632             16,816              12,608               23,644
   7/00        14,709           15,607             16,771              12,693               23,276
   8/00        15,288           16,221             17,519              12,825               24,721
   9/00        15,387           16,326             17,151              12,924               23,416
  10/00        15,764           16,725             17,135              13,009               23,317
  11/00        15,587           16,538             16,513              13,197               21,480
  12/00        16,203           17,192             16,925              13,417               21,585
   1/01        16,446           17,449             17,283              13,575               22,351
   2/01        16,344           17,341             16,613              13,700               20,313
   3/01        15,885           16,854             16,076              13,808               19,025
   4/01        16,456           17,460             16,751              13,753               20,503
   5/01        16,700           17,718             16,901              13,809               20,641
   6/01        16,263           17,255             16,642              13,859               20,139
   7/01        16,321           17,317             16,630              14,110               19,942
   8/01        15,780           16,743             16,158              14,232               18,694
   9/01        15,315           16,250             15,379              14,527               17,183
  10/01        15,581           16,531             15,636              14,748               17,511
  11/01        16,060           17,039             16,258              14,581               18,854
  12/01        16,306           17,301             16,375              14,511               19,020
   1/02        16,007           16,984             16,231              14,561               18,743
   2/02        15,968           16,942             16,121              14,671               18,381
   3/02        16,250           17,241             16,474              14,447               19,072
   4/02        16,132           17,117             16,079              14,705               17,916
   5/02        16,224           17,214             16,071              14,807               17,784
   6/02        15,413           16,354             15,384              14,987               16,517
   7/02        14,704           15,601             14,595              15,287               15,231
   8/02        14,835           15,740             14,746              15,448               15,330
   9/02        13,669           14,503             13,865              15,744               13,663
  10/02        13,881           14,728             14,443              15,716               14,866
  11/02        14,376           15,253             15,030              15,570               15,741
  12/02        14,079           14,938             14,624              15,859               14,817
   1/03        14,046           14,903             14,405              15,813               14,429
   2/03        13,986           14,839             14,297              15,984               14,213
   3/03        14,066           14,924             14,355              15,984               14,351
   4/03        14,661           15,555             15,132              16,016               15,533
   5/03        15,156           16,081             15,801              16,264               16,352
   6/03        15,273           16,205             15,921              16,238               16,561
   7/03        15,159           16,084             15,957              15,883               16,852
   8/03        15,333           16,269             16,227              15,905               17,181
   9/03        15,345           16,282             16,248              16,235               16,999
  10/03        15,731           16,690             16,784              16,076               17,961
  11/03        15,899           16,869             16,934              16,072               18,119
  12/03        16,579           17,591             17,540              16,193               19,069
   1/04        16,715           17,735             17,801              16,273               19,419
   2/04        17,021           18,060             18,043              16,424               19,689
   3/04        17,018           18,056             17,957              16,540               19,392
   4/04        16,609           17,623             17,580              16,166               19,088
   5/04        16,677           17,695             17,657              16,120               19,349
   6/04        16,846           17,874             17,932              16,154               19,724










The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04                       Nuveen Large-Cap Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $23.41   $22.95   $22.92   $23.49
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                     17.90%  11.10%
                     ------------------------------------------
                     5-Year                      0.41%  -0.78%
                     ------------------------------------------
                     Since Inception             8.48%   7.67%
                     ------------------------------------------
                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                     16.97%  12.97%
                     ------------------------------------------
                     5-Year                     -0.33%  -0.51%
                     ------------------------------------------
                     Since Inception             7.68%   7.68%
                     ------------------------------------------
                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                     17.06%
                     ------------------------------------------
                     5-Year                     -0.33%
                     ------------------------------------------
                     Since Inception             7.67%
                     ------------------------------------------
                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                     18.20%
                     ------------------------------------------
                     5-Year                      0.67%
                     ------------------------------------------
                     Since Inception             8.78%
                     ------------------------------------------
                     Top Five Stock Sectors/1/
                     Financials                         28.74%
                     ------------------------------------------
                     Consumer Discretionary             17.26%
                     ------------------------------------------
                     Industrials                        11.76%
                     ------------------------------------------
                     Energy                             11.27%
                     ------------------------------------------
                     Healthcare                          9.17%
                     ------------------------------------------


Portfolio Allocation/1/
                                    [CHART]

Equities                  98.89%
Short-Term Investments     1.11%

               Top Five Stock Holdings/1/
               Bank of America Corporation                  4.88%
               --------------------------------------------------
               Citigroup Inc.                               4.68%
               --------------------------------------------------
               Wells Fargo & Company                        3.92%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      3.57%
               --------------------------------------------------
               ConocoPhillips                               3.52%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                         $554,747
               --------------------------------------------------
               Average Market Capitalization (Stocks) $93 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Expense Ratio/2/                             1.36%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2004.

                            Annual Report l Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04          Nuveen Balanced Municipal and Stock Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $21.96   $22.99   $22.96   $21.57
         --------------------------------------------------------------
         Latest Dividend/1/          $0.0340  $0.0210  $0.0210  $0.0375
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                      8.13%   1.91%
                     ------------------------------------------
                     5-Year                      1.14%  -0.05%
                     ------------------------------------------
                     Since Inception             5.37%   4.59%
                     ------------------------------------------

                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                      7.36%   3.36%
                     ------------------------------------------
                     5-Year                      0.39%   0.21%
                     ------------------------------------------
                     Since Inception             4.60%   4.60%
                     ------------------------------------------

                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                      7.32%
                     ------------------------------------------
                     5-Year                      0.38%
                     ------------------------------------------
                     Since Inception             4.59%
                     ------------------------------------------

                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                      8.48%
                     ------------------------------------------
                     5-Year                      1.39%
                     ------------------------------------------
                     Since Inception             5.65%
                     ------------------------------------------
                     Top Five Stock Sectors/2/
                     Financials                         13.15%
                     ------------------------------------------
                     Consumer Discretionary              7.95%
                     ------------------------------------------
                     Industrials                         5.38%
                     ------------------------------------------
                     Energy                              5.14%
                     ------------------------------------------
                     Healthcare                          4.33%
                     ------------------------------------------

                         Yields/4/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.33% 2.19%
                         -----------------------------
                         Distribution Rate 1.85% 1.75%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.58%
                         -----------------------------
                         Distribution Rate 1.09%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.61%
                         -----------------------------
                         Distribution Rate 1.09%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  3.19%
                         -----------------------------
                         Distribution Rate 2.08%
                         -----------------------------

Portfolio Allocation/2/
                                    [CHART]

Municipal Bonds           52.50%
Short-Term Investments     1.13%
Equities                  46.37%

               Top Five Stock Holdings/2/
               Bank of America Corporation                  2.21%
               --------------------------------------------------
               Citigroup Inc.                               2.17%
               --------------------------------------------------
               Wells Fargo & Company                        1.86%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      1.70%
               --------------------------------------------------
               ConocoPhillips                               1.58%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $88,842
               --------------------------------------------------
               Average Market Capitalization (Stocks) $93 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      4.00
               --------------------------------------------------
               Expense Ratio/3/                             1.25%
               --------------------------------------------------


--------------------------------------------------------------------------------
1Paid July 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2004. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
3Class A shares after credit/reimbursement for the 12 months ended June 30,
 2004.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04               Nuveen Balanced Stock and Bond Fund
================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $24.56   $24.56   $24.58   $24.56
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                    Average Annual Total Returns as of 6/30/04

                    A Shares                     NAV    Offer
                    ------------------------------------------
                    1-Year                    10.29%   3.93%
                    ------------------------------------------
                    5-Year                     2.47%   1.27%
                    ------------------------------------------
                    Since Inception            7.53%   6.73%
                    ------------------------------------------

                    B Shares                w/o CDSC   w/CDSC
                    ------------------------------------------
                    1-Year                     9.48%   5.48%
                    ------------------------------------------
                    5-Year                     1.71%   1.54%
                    ------------------------------------------
                    Since Inception            6.73%   6.73%
                    ------------------------------------------

                    C Shares                     NAV
                    ------------------------------------------
                    1-Year                     9.52%
                    ------------------------------------------
                    5-Year                     1.72%
                    ------------------------------------------
                    Since Inception            6.74%
                    ------------------------------------------

                    R Shares                     NAV
                    ------------------------------------------
                    1-Year                    10.56%
                    ------------------------------------------
                    5-Year                     2.73%
                    ------------------------------------------
                    Since Inception            7.80%
                    ------------------------------------------
                    Top Five Stock Sectors/1/
                    Financials                        17.27%
                    ------------------------------------------
                    Consumer Discretionary            10.41%
                    ------------------------------------------
                    Industrials                        7.05%
                    ------------------------------------------
                    Energy                             6.78%
                    ------------------------------------------
                    Healthcare                         5.69%
                    ------------------------------------------

                         Yields/3/

                         A Shares            NAV  Offer
                         ------------------------------
                         SEC 30-Day        1.20% 1.13%
                         ------------------------------
                         Distribution Rate 2.24% 2.11%
                         ------------------------------

                         B Shares            NAV
                         ------------------------------
                         SEC 30-Day        0.47%
                         ------------------------------
                         Distribution Rate 1.50%
                         ------------------------------

                         C Shares            NAV
                         ------------------------------
                         SEC 30-Day        0.47%
                         ------------------------------
                         Distribution Rate 1.49%
                         ------------------------------

                         R Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.47%
                         ------------------------------
                         Distribution Rate 2.50%
                         ------------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                        61.23%
U.S. Government Obligations     35.85%
Short-Term Investments           2.92%

               Top Five Stock Holdings/1/
               Bank of America Corporation                  2.88%
               --------------------------------------------------
               Citigroup Inc.                               2.80%
               --------------------------------------------------
               Wells Fargo & Company                        2.36%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      2.21%
               --------------------------------------------------
               ConocoPhillips                               2.12%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $63,520
               --------------------------------------------------
               Average Market Capitalization (Stocks) $92 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      4.21
               --------------------------------------------------
               Expense Ratio/2/                             1.25%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A Shares after credit/reimbursement for the 12 months ended June 30,
 2004.
3Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 14

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2004

                                                                           Market
 Shares Description                                                         Value
---------------------------------------------------------------------------------
        COMMON STOCKS - 91.8%

        Consumer Discretionary - 4.3%

150,000 Delphi Corporation                                           $  1,602,000

221,032 Liberty Media Corporation - Class A #                           1,987,078

  8,551 Liberty Media International, Inc. - Class A #                     317,242

141,700 Toys "R" Us, Inc. #                                             2,257,281
---------------------------------------------------------------------------------
        Consumer Staples - 5.1%

105,000 Albertson's, Inc.                                               2,786,700

 90,700 Altria Group, Inc.                                              4,539,535
---------------------------------------------------------------------------------
        Energy - 11.2%

 43,340 ConocoPhillips                                                  3,306,409

 89,200 Kerr-McGee Corporation                                          4,796,284

108,000 Noble Energy, Inc.                                              5,508,000

 87,000 Transocean Inc. #                                               2,517,780
---------------------------------------------------------------------------------
        Financials - 34.6%

 56,000 American Home Mortgage Investment Corp.                         1,452,080

166,000 AmeriCredit Corp. #                                             3,241,980

167,000 Aon Corporation                                                 4,754,490

 35,855 Bank of America Corporation                                     3,034,050

 79,700 Countrywide Financial Corporation                               5,598,925

 70,100 Fannie Mae                                                      5,002,336

 90,000 FelCor Lodging Trust Inc. #                                     1,089,000

121,870 Friedman, Billings, Ramsey Group, Inc. - Class A                2,411,807

 29,400 Genworth Financial Inc. - Class A #                               674,730

 39,800 The Hartford Financial Services Group, Inc.                     2,735,852

225,000 IndyMac Bancorp, Inc.                                           7,110,000

 78,000 J.P. Morgan Chase & Co.                                         3,024,060

 27,400 Loews Corporation                                               1,642,904

128,000 MFA Mortgage Investments, Inc.                                  1,139,200

 22,000 MGIC Investment Corporation                                     1,668,920

 61,000 PMA Capital Corporation - Class A #                               549,000

101,000 Radian Group Inc.                                               4,837,900
---------------------------------------------------------------------------------
        Healthcare - 5.0%

 50,500 Aetna Inc.                                                      4,292,500

 70,000 HCA Inc.                                                        2,911,300
---------------------------------------------------------------------------------
        Industrials - 8.7%

 29,500 Ingresoll-Rand Company - Class A                                2,015,145

 65,700 Lockheed Martin Corporation                                     3,421,656

 60,000 Northrop Grumman Corporation                                    3,222,000

110,000 Raytheon Company                                                3,934,700
---------------------------------------------------------------------------------
        Information Technology - 13.0%

178,000 Agilent Technologies, Inc. #                                    5,211,840

221,800 Computer Associates International, Inc.                         6,223,708

----
15

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
June 30, 2004

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Information Technology (continued)

     105,000 Comverse Technology, Inc. #                                  $  2,093,700

     151,500 Mattson Technology, Inc. #                                      1,821,030

     776,000 Quantum Corporation #                                           2,405,600

     120,000 SonicWALL, Inc. #                                               1,032,000
--------------------------------------------------------------------------------------
             Materials - 7.0%

     170,000 Barrick Gold Corporation                                        3,357,500

      63,000 Bowater Incorporated                                            2,620,170

      85,000 Packaging Corp of America                                       2,031,500

     135,000 Sappi Limited - Sponsored ADR                                   2,072,250
--------------------------------------------------------------------------------------
             Telecommunication Services - 1.4%

     115,000 Sprint Corporation                                              2,024,000
--------------------------------------------------------------------------------------
             Utilities - 1.5%

      56,600 FirstEnergy Corp.                                               2,117,406
--------------------------------------------------------------------------------------
             Total Common Stock (cost $113,204,126)                        132,393,548
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 9.8%

    $ 14,153 State Street Bank Repurchase Agreement, 1.170%, dated          14,153,000
------------  6/30/04, due 7/01/04, repurchase price $14,153,460, collateralized by U.S. Treasury Bonds
             ------------------------------------------------------------------------
             Total Short-Term Investments (cost $14,153,000)                14,153,000
             ------------------------------------------------------------------------
             Total Investments (cost $127,357,126) - 101.6%                146,546,548
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.6)%                        (2,315,154)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $144,231,394
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2004

                                                                           Market
 Shares Description                                                         Value
---------------------------------------------------------------------------------
        COMMON STOCKS - 98.8%

        Consumer Discretionary - 17.2%

377,650 Clear Channel Communications, Inc.                           $ 13,954,168

481,189 Comcast Corporation - Class A #                                13,487,728

100,699 Gannett Co., Inc                                                8,544,310

103,350 IAC/InterActiveCorp #                                           3,114,969

508,432 Koninklijke (Royal) Philips Electronics N.V.                   13,829,350

104,900 Lowe's Companies, Inc.                                          5,512,495

276,450 Masco Corporation                                               8,619,711

156,850 R. R. Donnelley & Sons Company                                  5,179,187

264,300 Staples, Inc.                                                   7,746,633

142,400 Target Corporation                                              6,047,728

545,100 Time Warner Inc. #                                              9,582,858
---------------------------------------------------------------------------------
        Consumer Staples - 4.2%

333,100 Archer-Daniels-Midland Company                                  5,589,418

109,300 The Clorox Company                                              5,878,154

215,050 PepsiCo, Inc.                                                  11,586,894
---------------------------------------------------------------------------------
        Energy - 11.3%

208,850 BP plc, Sponsored ADR                                          11,188,095

255,934 ConocoPhillips                                                 19,525,205

241,050 Exxon Mobil Corporation                                        10,705,031

302,475 Marathon Oil Corporation                                       11,445,654

197,350 Occidental Petroleum Corporation                                9,553,714
---------------------------------------------------------------------------------
        Financials - 28.6%

319,650 Bank of America Corporation                                    27,048,783

557,011 Citigroup Inc.                                                 25,901,012

152,700 Fannie Mae                                                     10,896,672

127,100 The Goldman Sachs Group, Inc.                                  11,967,736

509,750 J.P. Morgan Chase & Co.                                        19,763,008

509,100 MBNA Corporation                                               13,129,689

324,956 MetLife, Inc.                                                  11,649,673

323,950 Morgan Stanley                                                 17,094,842

379,650 Wells Fargo & Company                                          21,727,370
---------------------------------------------------------------------------------
        Healthcare - 9.2%

168,300 Aventis S.A., Sponsored ADR                                    12,802,581

252,950 Baxter International Inc.                                       8,729,305

394,250 GlaxoSmithKline plc, ADR                                       16,345,605

376,800 Pfizer Inc.                                                    12,916,704
---------------------------------------------------------------------------------
        Industrials - 11.7%

741,650 Cedeant Corporation                                            18,155,592

 77,300 Corinthian Colleges, Inc. #                                     1,912,402

122,400 Deere & Company                                                 8,585,136

437,850 General Electric Company                                       14,186,340

----
17

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2004

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Industrials (continued)

     415,100 Tyco International Ltd.                                      $ 13,756,414

     278,900 Waste Management, Inc.                                          8,548,285
--------------------------------------------------------------------------------------
             Information Technology - 6.9%

     350,611 Hewlett-Packard Company                                         7,397,892

     127,100 International Business Machines Corporation (IBM)              11,203,865

     491,100 Microsoft Corporation                                          14,025,816

     298,700 Motorola, Inc.                                                  5,451,275
--------------------------------------------------------------------------------------
             Materials - 0.5%

      65,900 E. I. du Pont de Nemors and Company                             2,927,278
--------------------------------------------------------------------------------------
             Telecommunication Services - 2.7%

     580,450 BellSouth Corporation                                          15,219,399
--------------------------------------------------------------------------------------
             Utilities - 6.5%

     146,250 Dominion Resources, Inc.                                        9,225,450

     272,450 Entergy Corporation                                            15,259,922

     271,850 Public Service Enterprise Group Incorporated                   10,882,153
--------------------------------------------------------------------------------------
             Total Common Stock (cost $444,427,407)                        547,801,501
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.1%

    $  6,129 State Street Bank Repurchase Agreement, 1.170%, dated           6,128,621
------------  6/30/04, due 7/01/04, repurchase price $6,128,820, collateralized by U.S. Treasury Bonds
             ------------------------------------------------------------------------
             Total Short-Term Investments (cost $6,128,621)                  6,128,621
             ------------------------------------------------------------------------
             Total Investments (cost $450,556,028) - 99.9%                 553,930,122
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                              816,776
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $554,746,898
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
18

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2004


                                                                          Market
Shares Description                                                         Value
--------------------------------------------------------------------------------
       COMMON STOCKS - 46.4%

       Consumer Discretionary - 7.9%

26,850 Clear Channel Communications, Inc.                           $    992,108

36,125 Comcast Corporation - Class A #                                 1,012,584

 7,893 Gannett Company Inc                                               669,721

 7,700 IAC/InterActiveCorp #                                             232,078

37,704 Koninklijke (Royal) Philips Electronics N.V.                    1,025,549

 7,250 Lowe's Companies, Inc.                                            380,988

20,250 Masco Corporation                                                 631,395

11,700 R. R. Donnelley & Sons Company                                    386,334

19,650 Staples, Inc.                                                     575,941

10,217 Target Corporation                                                433,916

41,000 Time Warner Inc. #                                                720,780
--------------------------------------------------------------------------------
       Consumer Staples - 1.9%

24,300 Archer-Daniels-Midland Company                                    407,754

 7,800 The Clorox Company                                                419,484

15,650 PepsiCo, Inc.                                                     843,222
--------------------------------------------------------------------------------
       Energy - 5.1%

15,600 BP plc, Sponsored ADR                                             835,692

18,445 ConocoPhillips                                                  1,407,169

17,900 Exxon Mobil Corporation                                           794,939

21,891 Marathon Oil Corporation                                          828,355

14,450 Occidental Petroleum Corporation                                  699,525
--------------------------------------------------------------------------------
       Financial - 13.3%

23,200 Bank of America Corporation                                     1,963,184

41,410 Citigroup Inc.                                                  1,925,565

11,450 Fannie Mae                                                        817,072

 9,150 The Goldman Sachs Group, Inc.                                     861,564

39,050 J.P. Morgan Chase & Co.                                         1,513,969

37,150 MBNA Corporation                                                  958,099

23,651 MetLife, Inc.                                                     847,888

23,800 Morgan Stanley                                                  1,255,926

28,000 Wells Fargo & Company                                           1,602,440
--------------------------------------------------------------------------------
       Healthcare - 4.4%

12,850 Aventis S.A., Sponsored ADR                                       977,500

18,800 Baxter International Inc.                                         648,788

30,650 GlaxoSmithKline plc, ADR                                        1,270,749

29,150 Pfizer Inc.                                                       999,262
--------------------------------------------------------------------------------
       Industrials - 5.4%

53,850 Cedeant Corporation                                             1,318,248

 5,900 Corinthian Colleges, Inc. #                                       145,966

 9,100 Deere & Company                                                   638,274

32,650 General Electric Company                                        1,057,860

----
19

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2004

                                                                          Market
Shares Description                                                         Value
--------------------------------------------------------------------------------
       Industrials (continued)

29,650 Tyco International Ltd.                                      $    982,601

21,150 Waste Management, Inc.                                            648,248
--------------------------------------------------------------------------------
       Information Technology - 3.2%

27,051 Hewlett-Packard Company                                           570,776

 9,500 International Business Machines Corporation (IBM)                 837,425

36,550 Microsoft Corporation                                           1,043,868

22,900 Motorola, Inc.                                                    417,925
--------------------------------------------------------------------------------
       Materials - 1.0%

19,500 E. I. du Pont de Nemors and Company                               866,190
--------------------------------------------------------------------------------
       Telecommunication Services - 1.3%

43,200 BellSouth Corporation                                           1,132,704
--------------------------------------------------------------------------------
       Utilities - 2.9%

10,850 Dominion Resources, Inc.                                          684,418

19,700 Entergy Corporation                                             1,103,397

19,700 Public Service Enterprise Group Incorporated                      788,588
--------------------------------------------------------------------------------

       Total Common Stocks (cost $33,392,840)                         41,176,028
       ------------------------------------------------------------------------

   Principal                                                                Optional Call              Market
Amount (000) Description                                                      Provisions* Ratings**     Value
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 52.5%

             Alabama - 0.5%

      $  455 Alabama Water Pollution Control Authority, Revolving Fund     8/05 at 100.00       AAA   479,989
              Loan Bonds, Series 1994A, 6.625%, 8/15/08 (Pre-refunded to
              8/15/05) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------
             California - 7.9%

       1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00       AAA   642,890
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       7/05 at 101.50       AAA 2,592,829
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project 3          No Opt. Call      BBB+   791,735
              Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call       AAA   285,370
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Bonds, Civic    7/07 at 102.00       AAA 1,616,633
              Center Refinancing, Series 1997A, 5.375%, 7/01/12 - MBIA
              Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3 1,057,030
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
-------------------------------------------------------------------------------------------------------------
             Colorado - 4.1%

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00       AAA 1,066,870
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00       AAA 1,098,050
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA
              Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA 1,459,880
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Connecticut - 2.3%

         535 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1   526,547
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+ 1,538,831
              Revenue Refunding Healthcare Bonds, Elim Park Baptist
              Home, Inc. Project, Series 1998A, 4.875%, 12/01/07

----
20

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.7%

             District of Columbia, General Obligation Refunding Bonds,
             Series 1994A-1:
     $   245  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA $   285,619
         255  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA     295,055
---------------------------------------------------------------------------------------------------------------
             Georgia - 1.0%

       2,000 Fulton County Development Authority, Georgia, Special         5/08 at 101.00       CCC     863,700
              Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
              Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

          25 Georgia Housing and Finance Authority, Single Family          6/06 at 102.00       AAA      25,375
              Mortgage Resolution 1 Bonds, 1996A-2, 5.875%, 12/01/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Idaho - 0.6%

         550 Idaho Housing and Finance Association, Single Family          1/07 at 102.00       Aa3     566,148
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Illinois - 2.6%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call       AAA   1,219,158
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago Project,
             Series 1998:
         270  5.200%, 8/01/11                                              8/08 at 100.00      Baa2     278,618
         200  5.250%, 8/01/12                                              8/08 at 100.00      Baa2     205,872
         580  5.300%, 8/01/13                                              8/08 at 100.00      Baa2     594,877
---------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00       AAA     278,575
              Bonds, Crowe Rope Industries Project, Series 1997A,
              6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.1%

       1,885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB   1,791,900
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA     272,020
              Revenue Bonds, Melrose-Wakefield Healthcare Corp., Series
              1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         685 Massachusetts Turnpike Authority, Western Turnpike Revenue    7/04 at 100.00       AAA     689,316
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Michigan - 0.5%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3     422,496
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
---------------------------------------------------------------------------------------------------------------
             Mississippi - 2.1%

             Jones County, Mississippi, Hospital Revenue Refunding
             Bonds, South Central Regional Medical Center Project,
             Series 1997:
       1,285  5.350%, 12/01/10                                            12/07 at 100.00      BBB+   1,313,129
         500  5.400%, 12/01/11                                            12/07 at 100.00      BBB+     508,800
---------------------------------------------------------------------------------------------------------------
             Nevada - 0.9%

         460 Henderson, Nevada, Healthcare Facility Revenue Refunding      7/04 at 102.00       AAA     469,246
              Bonds, Catholic Healthcare West, Series 1994A, 5.000%,
              7/01/20 (Pre-refunded to 7/01/04) - AMBAC Insured

         360 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00       Aa3     372,751
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.7%

       1,450 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00      BBB-   1,487,729
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------
             New York - 9.9%

       1,000 City University of New York, New York, Refunding                No Opt. Call       AA-   1,071,660
              Certificates of Participation, John Jay College of
              Criminal Justice Project, Series 1995A, 6.000%, 8/15/06

----
21

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             New York (continued)

     $   500 Metropolitan Transportation Authority, New York, Transit        No Opt. Call       AAA $   546,805
              Facilities Service Contract Bonds, Series 1993O, 5.750%,
              7/01/07

         250 New York, New York, General Obligation Bonds, Fiscal Series  11/06 at 101.50         A     263,535
              1997D, 5.875%, 11/01/11

         500 New York, New York, General Obligation Bonds, Fiscal Series   4/07 at 101.00         A     541,680
              1997I, 6.000%, 4/15/09

       1,000 New York, New York, General Obligation Bonds, Fiscal Series   8/07 at 101.00         A   1,058,980
              1998D, 5.500%, 8/01/10

         285 New York State Urban Development Corporation, Revenue           No Opt. Call       AA-     304,092
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

       1,700 New York State Urban Development Corporation, Special         7/04 at 101.00       AA-   1,721,352
              Project Revenue Bonds, Cornell Center Grant, Series 1993,
              5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth             No Opt. Call       AA-   1,570,555
              Facilities Service Contract Revenue Bonds, Series 1997,
              6.500%, 4/01/07

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15 (DD, settling 7/01/04)                       6/10 at 100.00       AA-   1,059,140
         500  5.500%, 6/01/16                                              6/11 at 100.00       AA-     530,800
---------------------------------------------------------------------------------------------------------------
             North Carolina - 2.0%

       1,455 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call       AAA   1,780,323
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------
             Ohio - 3.6%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       BB+   1,706,880
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,500 Lorain County, Ohio, Health Care Facilities Revenue           2/08 at 101.00       BBB   1,521,015
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
---------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.2%

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call       AAA   1,094,480
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00       AAA     836,874
              1997A, 6.000%, 7/15/09 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             South Carolina - 2.0%

       1,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-   1,087,640
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB     687,704
              Carolina, Tobacco Settlement Asset- Backed Bonds, Series
              2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------
             Texas - 2.7%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00       Aa3   2,037,880
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00       AAA     266,093
              Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum
              Tax) - FGIC Insured

          90 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00       AAA      94,476
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/05 at 102.00       AAA     210,010
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Washington - 1.7%

         735 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB     673,745
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

         800 Washington Public Power Supply System, Nuclear Project 3      7/06 at 102.00       AAA     866,423
              Revenue Refunding Bonds, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
     $46,800 Total Municipal Bonds (cost $46,437,011)                                                46,629,180
---------------------------------------------------------------------------------------------------------------
------------

----
22


   Principal                                                                               Market
Amount (000) Description                                                    Ratings**       Value
-------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.1%

      $1,000 Palm Beach County Health Facilities Authority, Florida,           VMIG-1 $ 1,000,000
              Revenue Bonds, Bethesda Healthcare System, Variable Rate
              Demand Bonds, Series 2001, 1.100%, 12/01/31+
------------ -----------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,000,000)                             1,000,000
             -----------------------------------------------------------------------------------
             Total Investments (cost $80,829,851) - 100.0%                             88,805,208
             -----------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.0%                                          37,179
             -----------------------------------------------------------------------------------
             Net Assets - 100%                                                        $88,842,387
             -----------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
          (DD)Security purchased on a delayed delivery basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2004

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       COMMON STOCKS - 61.4%

       Consumer Discretionary - 10.4%

25,400 Clear Channel Communications, Inc.                           $   938,530

33,120 Comcast Corporation - Class A #                                  928,354

 7,194 Gannett Co., Inc                                                 610,411

 7,300 IAC/InterActiveCorp #                                            220,022

35,311 Koninklijke (Royal) Philips Electronics N.V.                     960,459

 7,300 Lowe's Companies, Inc.                                           383,615

19,650 Masco Corporation                                                612,687

11,100 R. R. Donnelley & Sons Company                                   366,522

18,550 Staples, Inc.                                                    543,701

 9,783 Target Corporation                                               415,484

36,950 Time Warner Inc. #                                               649,581
-------------------------------------------------------------------------------
       Consumer Staples - 2.6%

23,300 Archer-Daniels-Midland Company                                   390,974

 8,300 The Clorox Company                                               446,374

15,250 PepsiCo, Inc.                                                    821,670
-------------------------------------------------------------------------------
       Energy - 6.8%

14,600 BP plc, Sponsored ADR                                            782,122

17,705 ConocoPhillips                                                 1,350,714

16,900 Exxon Mobil Corporation                                          750,529

20,743 Marathon Oil Corporation                                         784,915

13,400 Occidental Petroleum Corporation                                 648,694
-------------------------------------------------------------------------------
       Financials - 17.3%

21,700 Bank of America Corporation                                    1,836,254

38,274 Citigroup Inc.                                                 1,779,741

10,850 Fannie Mae                                                       774,256

 8,850 The Goldman Sachs Group, Inc.                                    833,316

36,350 J.P. Morgan Chase & Co.                                        1,409,290

35,300 MBNA Corporation                                                 910,387

21,600 MetLife, Inc.                                                    774,360

22,300 Morgan Stanley                                                 1,176,771

26,200 Wells Fargo & Company                                          1,499,426
-------------------------------------------------------------------------------
       Healthcare - 5.7%

12,050 Aventis S.A., Sponsored ADR                                      916,643

17,750 Baxter International Inc.                                        612,553

28,350 GlaxoSmithKline plc, ADR                                       1,175,391

26,800 Pfizer Inc.                                                      918,704
-------------------------------------------------------------------------------
       Industrials - 7.1%

50,500 Cedeant Corporation                                            1,236,240

 5,500 Corinthian Colleges, Inc. #                                      136,070

 8,550 Deere & Company                                                  599,697

30,750 General Electric Company                                         996,300

----
24

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Industrials (continued)

      27,650 Tyco International Ltd.                                      $   916,321

      19,750 Waste Management, Inc.                                           605,338
--------------------------------------------------------------------------------------
             Information Technology - 4.2%

      26,101 Hewlett-Packard Company                                          550,731

       8,650 International Business Machines Corporation (IBM)                762,498

      34,100 Microsoft Corporation                                            973,896

      21,100 Motorola, Inc.                                                   385,075
--------------------------------------------------------------------------------------
             Materials - 1.3%

      18,250 E. I. du Pont de Nemors and Company                              810,665
--------------------------------------------------------------------------------------
             Telecommunication Services - 1.7%

      41,250 BellSouth Corporation                                          1,081,575
--------------------------------------------------------------------------------------
             Utilities - 4.3%

      14,500 Dominion Resources, Inc.                                         914,660

      18,600 Entergy Corporation                                            1,041,786

      18,600 Public Service Enterprise Group Incorporated                     744,558
--------------------------------------------------------------------------------------
             Total Common Stock (cost $33,700,752)                         38,977,860
             -----------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.9%

             U.S. Treasury Bonds - 9.2%

     $ 2,650 7.250%, 5/15/16                                                3,204,534

       1,200 7.250%, 8/15/22                                                1,470,751

       1,095 6.000%, 2/15/26                                                1,180,248
--------------------------------------------------------------------------------------
             U.S. Treasury Notes - 26.7%

       1,550 7.875%, 11/15/04                                               1,586,450

       3,060 6.500%, 5/15/05                                                3,178,097

       3,640 7.000%, 7/15/06                                                3,944,995

       4,025 4.750%, 11/15/08                                               4,204,869

       3,715 5.750%, 8/15/10                                                4,051,675
--------------------------------------------------------------------------------------
     $20,935 Total U.S. Government and Agency Obligations (cost            22,821,619
              $19,904,410)
--------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 2.9%

     $ 1,860 State Street Bank Repurchase Agreement, 1.170%, dated          1,859,527
------------  6/30/04, due 7/01/04, repurchase price $1,859,587, collateralized by U.S. Treasury Bonds
             -----------------------------------------------------------------------
             Total Short-Term Investments (cost $1,859,527)                 1,859,527
             -----------------------------------------------------------------------
             Total Investments (cost $55,464,689) - 100.2%                 63,659,006
             -----------------------------------------------------------------------
             Other Assets Less Liabilities - (0.2)%                          (138,846)
             -----------------------------------------------------------------------
             Net Assets - 100%                                            $63,520,160
             -----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
25

Statement of Assets and Liabilities
June 30, 2004

                                                                Multi-Cap     Large-Cap     Municipal    Stock and
                                                                    Value         Value     and Stock         Bond
------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $127,357,126,
 $450,556,028, $80,829,851 and $55,464,689, respectively)    $146,546,548 $553,930,122  $ 88,805,208  $63,659,006
Cash                                                                  332           --            --           --
Receivables:
 Dividends                                                        183,642      596,243        45,059       42,054
 Interest                                                             460          199       912,330      345,479
 Investments sold                                                 342,459   11,548,482     2,154,008      685,653
 Reclaims                                                             837      237,862        20,188       15,361
 Shares sold                                                    2,402,601      173,381         9,137       12,485
Other assets                                                           49      145,379        29,092       14,794
------------------------------------------------------------------------------------------------------------------
   Total assets                                               149,476,928  566,631,668    91,975,022   64,774,832
------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --           --       401,249           --
Payables:
 Investments purchased                                          4,951,605    9,776,330     1,838,178      731,112
 Shares redeemed                                                  141,955    1,024,916       601,459       81,036
Accrued expenses:
 Management fees                                                   93,180      378,407        66,278       49,301
 12b-1 distribution and service fees                               39,890      171,458        37,572       24,182
 Other                                                             18,904      533,659        68,246       45,263
Dividends payable                                                      --           --       119,653      323,778
------------------------------------------------------------------------------------------------------------------
   Total liabilities                                            5,245,534   11,884,770     3,132,635    1,254,672
------------------------------------------------------------------------------------------------------------------
Net assets                                                   $144,231,394 $554,746,898  $ 88,842,387  $63,520,160
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 58,278,701 $434,120,679  $ 56,787,667  $33,311,927
Shares outstanding                                              3,139,699   18,541,368     2,585,593    1,356,377
Net asset value per share                                    $      18.56 $      23.41  $      21.96  $     24.56
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      19.69 $      24.84  $      23.30  $     26.06
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $  9,321,745 $ 56,486,102  $ 23,109,915  $12,459,231
Shares outstanding                                                505,362    2,460,964     1,005,327      507,266
Net asset value and offering price per share                 $      18.45 $      22.95  $      22.99  $     24.56
------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 30,085,239 $ 43,607,036  $  8,228,759  $ 8,632,133
Shares outstanding                                              1,630,567    1,902,693       358,324      351,255
Net asset value and offering price per share                 $      18.45 $      22.92  $      22.96  $     24.58
------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 46,545,709 $ 20,533,081  $    716,046  $ 9,116,869
Shares outstanding                                              2,513,940      874,148        33,197      371,242
Net asset value and offering price per share                 $      18.52 $      23.49  $      21.57  $     24.56
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $123,869,492 $508,478,985  $ 92,856,082  $57,728,350
Undistributed (Over-distribution of) net investment income         52,792    1,529,016       328,880     (247,776)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  1,119,688  (58,635,197)  (12,317,932)  (2,154,731)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   19,189,422  103,374,094     7,975,357    8,194,317
------------------------------------------------------------------------------------------------------------------
Net assets                                                   $144,231,394 $554,746,898  $ 88,842,387  $63,520,160
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
26

Statement of Operations
Year Ended June 30, 2004

                                       Multi-Cap    Large-Cap   Municipal   Stock and
                                           Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $6,198, $165,457,
 $12,304 and $11,661, respectively) $ 1,154,241  $10,877,382  $  811,299  $  757,941
Interest                                 80,898      121,205   2,686,566   1,140,675
-------------------------------------------------------------------------------------
Total investment income               1,235,139   10,998,587   3,497,865   1,898,616
-------------------------------------------------------------------------------------
Expenses
Management fees                         634,131    4,753,246     698,468     479,238
12b-1 service fees - Class A             67,094    1,127,050     147,586      87,380
12b-1 distribution and service
 fees - Class B                          35,621      569,902     246,769     126,877
12b-1 distribution and service
 fees - Class C                         102,758      445,090      87,173      81,433
Shareholders' servicing agent fees
 and expenses                            99,438      949,896      95,020      91,602
Custodian's fees and expenses            34,666      150,402      64,611      57,659
Trustees' fees and expenses               2,548       17,622       4,914       2,931
Professional fees                        17,974       58,116      30,187      11,041
Shareholders' reports - printing
 and mailing expenses                    51,564      338,531      27,813      27,446
Federal and state registration fees      72,830       57,877      38,960      38,124
Other expenses                            3,746        9,280       3,159       2,438
-------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        1,122,370    8,477,012   1,444,660   1,006,169
 Custodian fee credit                      (356)         (46)     (2,875)        (16)
 Expense reimbursement                       --           --     (31,826)    (71,482)
-------------------------------------------------------------------------------------
Net expenses                          1,122,014    8,476,966   1,409,959     934,671
-------------------------------------------------------------------------------------
Net investment income                   113,125    2,521,621   2,087,906     963,945
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments
 and foreign currency transactions    2,554,924   63,970,155   5,028,663   4,828,811
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   15,906,174   28,299,786     (71,855)    333,581
-------------------------------------------------------------------------------------
Net gain                             18,461,098   92,269,941   4,956,808   5,162,392
-------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $18,574,223  $94,791,562  $7,044,714  $6,126,337
-------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Statement of Changes in Net Assets

                                                                                         Multi-Cap Value
                                                                            -----------------------------------------
                                                                                          For the Period
                                                                                                 4/01/03
                                                                               Year Ended        through    Year Ended
                                                                                  6/30/04        6/30/03      3/31/03*
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    113,125     $    38,548  $   145,183
Net realized gain (loss) from investments and foreign currency transactions    2,554,924         122,796      304,040
Net change in unrealized appreciation (depreciation)
 of investments and translation of assets and
 liabilities denominated in foreign currencies                                15,906,174       5,973,382   (5,274,898)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         18,574,223       6,134,726   (4,825,675)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                         (27,797)             --           (4)
 Class B                                                                              --              --           --
 Class C                                                                              --              --           --
 Class R                                                                         (98,740)             --     (210,892)
From accumulated net realized gains from investments:
 Class A                                                                        (650,859)             --           --
 Class B                                                                         (61,582)             --           --
 Class C                                                                        (178,376)             --           --
 Class R                                                                        (810,096)             --           --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (1,827,450)             --     (210,896)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                 103,762,702       5,366,743   10,856,508
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                 1,620,555              --      209,644
-----------------------------------------------------------------------------------------------------------------------
                                                                             105,383,257       5,366,743   11,066,152
Cost of shares redeemed                                                      (10,016,717)     (1,494,636)  (9,423,469)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            95,366,540       3,872,107    1,642,683
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        112,113,313      10,006,833   (3,393,888)
Net assets at the beginning of period                                         32,118,081      22,111,248   25,505,136
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $144,231,394     $32,118,081  $22,111,248
-----------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                  $     52,792     $    66,204  $    27,656
-----------------------------------------------------------------------------------------------------------------------

                                                                                   Large-Cap Value
                                                                            ----------------------------


                                                                                Year Ended     Year Ended
                                                                                   6/30/04        6/30/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $   2,521,621  $   1,798,484
Net realized gain (loss) from investments and foreign currency transactions    63,970,155   (102,927,030)
Net change in unrealized appreciation (depreciation)
 of investments and translation of assets and
 liabilities denominated in foreign currencies                                 28,299,786     43,579,772
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          94,791,562    (57,548,774)
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                       (1,759,497)    (1,595,633)
 Class B                                                                               --             --
 Class C                                                                               --             --
 Class R                                                                         (114,953)      (101,587)
From accumulated net realized gains from investments:
 Class A                                                                               --             --
 Class B                                                                               --             --
 Class C                                                                               --             --
 Class R                                                                               --             --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (1,874,450)    (1,697,220)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                   24,601,805     87,633,689
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                  1,179,716      1,104,303
---------------------------------------------------------------------------------------------------------
                                                                               25,781,521     88,737,992
Cost of shares redeemed                                                      (123,063,525)  (192,651,951)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            (97,282,004)  (103,913,959)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (4,364,892)  (163,159,953)
Net assets at the beginning of period                                         559,111,790    722,271,743
---------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 554,746,898  $ 559,111,790
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                  $   1,529,016  $     915,032
---------------------------------------------------------------------------------------------------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


                                See accompanying notes to financial statements.

----
28

                                                                                Municipal and Stock
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/04       6/30/03
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,087,906  $  2,160,209
Net realized gain (loss) from investments and foreign currency transactions    5,028,663   (10,792,040)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                      (71,855)    7,224,223
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                    7,044,714    (1,407,608)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                      (1,393,216)   (1,755,276)
 Class B                                                                        (249,910)     (376,218)
 Class C                                                                         (88,677)     (123,905)
 Class R                                                                         (19,798)      (24,004)
From accumulated net realized gains from
 investments:
 Class A                                                                              --            --
 Class B                                                                              --            --
 Class C                                                                              --            --
 Class R                                                                              --            --
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,751,601)   (2,279,403)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                  11,626,916     5,250,088
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                          1,182,513     1,560,296
--------------------------------------------------------------------------------------------------------
                                                                              12,809,429     6,810,384
Cost of shares redeemed                                                      (25,388,210)  (20,873,670)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                          (12,578,781)  (14,063,286)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (7,285,668)  (17,750,297)
Net assets at the beginning of period                                         96,128,055   113,878,352
--------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 88,842,387  $ 96,128,055
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $    328,880  $     (7,029)
--------------------------------------------------------------------------------------------------------

                                                                                  Stock and Bond
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/04       6/30/03
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    963,945  $    972,480
Net realized gain (loss) from investments and foreign currency transactions    4,828,811    (6,256,468)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                      333,581     4,273,544
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                    6,126,337    (1,010,444)
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (696,093)     (737,489)
 Class B                                                                        (161,329)     (145,321)
 Class C                                                                        (104,733)      (89,537)
 Class R                                                                        (189,179)     (137,291)
From accumulated net realized gains from
 investments:
 Class A                                                                              --      (104,998)
 Class B                                                                              --       (33,635)
 Class C                                                                              --       (19,497)
 Class R                                                                              --       (16,128)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,151,334)   (1,283,896)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                  10,317,373     9,965,412
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                            716,257       850,593
-------------------------------------------------------------------------------------------------------
                                                                              11,033,630    10,816,005
Cost of shares redeemed                                                      (16,083,175)  (12,911,626)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                           (5,049,545)   (2,095,621)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (74,542)   (4,389,961)
Net assets at the beginning of period                                         63,594,702    67,984,663
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                              $63,520,160  $ 63,594,702
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $   (247,776) $   (214,448)
-------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance and accounting history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2004, Municipal and Stock had an outstanding delayed delivery purchase commitment of $1,059,693. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.


----
30

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of ordinary taxable income, tax-exempt net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that each Fund invests in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect


----
31
to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended June 30, 2004.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                               Multi-Cap Value
                                                                    -----------------------------------------------
                                                                                                 For the Period
                                                                           Year Ended           4/01/03 through
                                                                            6/30/04                 6/30/03
                                                                    -----------------------  ---------------------
                                                                      Shares      Amount      Shares      Amount
--------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                           2,942,277  $ 49,738,681   300,816  $ 4,078,246
  Class B                                                             507,105     8,634,935    12,529      177,169
  Class C                                                           1,663,150    28,549,111    28,279      398,477
  Class R                                                             972,508    16,839,975    51,612      712,851
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                              37,794       603,000        --           --
  Class B                                                               3,213        50,990        --           --
  Class C                                                               5,328        84,612        --           --
  Class R                                                              55,180       881,953        --           --
--------------------------------------------------------------------------------------------------------------------
                                                                    6,186,555   105,383,257   393,236    5,366,743
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (164,430)   (2,802,564)   (2,271)     (33,729)
  Class B                                                             (18,157)     (315,720)   (1,031)     (15,063)
  Class C                                                             (66,351)   (1,133,029)       --           --
  Class R                                                            (352,086)   (5,765,404) (107,396)  (1,445,844)
--------------------------------------------------------------------------------------------------------------------
                                                                     (601,024)  (10,016,717) (110,698)  (1,494,636)
--------------------------------------------------------------------------------------------------------------------
Net increase                                                        5,585,531  $ 95,366,540   282,538  $ 3,872,107
--------------------------------------------------------------------------------------------------------------------

                                                                    ----------------------

                                                                          Year Ended
                                                                           3/31/03*
                                                                    ---------------------
                                                                       Shares       Amount
------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             54,681  $   658,284
  Class B                                                              1,703       20,270
  Class C                                                                161        1,993
  Class R                                                            791,727   10,175,961
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 --           --
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                             17,874      209,644
------------------------------------------------------------------------------------------
                                                                     866,146   11,066,152
------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (29,168)    (333,415)
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                           (747,605)  (9,090,054)
------------------------------------------------------------------------------------------
                                                                    (776,773)  (9,423,469)
------------------------------------------------------------------------------------------
Net increase                                                          89,373  $ 1,642,683
------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


----
32

                                                                     Large-Cap Value
                                                  -----------------------------------------------------
                                                          Year Ended                 Year Ended
                                                           6/30/04                     6/30/03
                                                  -------------------------  --------------------------
                                                       Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            611,145  $  12,950,111    4,207,565  $  79,548,065
  Class B                                            175,094      3,734,341      158,627      2,892,232
  Class C                                            211,374      4,576,646      147,901      2,701,226
  Class R                                            149,803      3,340,707      135,048      2,492,166
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             47,453      1,078,587       56,950      1,011,999
  Class B                                                 --             --           --             --
  Class C                                                 --             --           --             --
  Class R                                              4,439        101,129        5,186         92,304
--------------------------------------------------------------------------------------------------------
                                                   1,199,308     25,781,521    4,711,277     88,737,992
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (4,442,979)   (98,957,511)  (9,012,293)  (165,771,964)
  Class B                                           (524,477)   (11,355,075)    (812,265)   (14,625,530)
  Class C                                           (458,603)   (10,026,451)    (551,070)   (10,003,415)
  Class R                                           (121,849)    (2,724,488)    (119,887)    (2,251,042)
--------------------------------------------------------------------------------------------------------
                                                  (5,547,908)  (123,063,525) (10,495,515)  (192,651,951)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (4,348,600) $ (97,282,004)  (5,784,238) $(103,913,959)
--------------------------------------------------------------------------------------------------------

                                                                   Municipal and Stock
                                                  -----------------------------------------------------
                                                          Year Ended                 Year Ended
                                                           6/30/04                     6/30/03
                                                  -------------------------  --------------------------
                                                       Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            329,252  $   7,206,388      142,491   $  2,862,426
  Class B                                            117,521      2,651,621       83,564      1,746,943
  Class C                                             73,977      1,669,501       30,486        635,325
  Class R                                              4,672         99,406          272          5,394
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             46,053        999,492       64,593      1,296,853
  Class B                                              5,504        124,024        8,867        185,391
  Class C                                              2,192         49,376        3,181         66,407
  Class R                                                451          9,621          589         11,645
--------------------------------------------------------------------------------------------------------
                                                     579,622     12,809,429      334,043      6,810,384
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (665,075)   (14,365,172)    (510,378)   (10,252,753)
  Class B                                           (344,316)    (7,752,299)    (404,586)    (8,425,050)
  Class C                                           (138,169)    (3,111,560)    (102,874)    (2,153,778)
  Class R                                             (7,631)      (159,179)      (2,120)       (42,089)
--------------------------------------------------------------------------------------------------------
                                                  (1,155,191)   (25,388,210)  (1,019,958)   (20,873,670)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (575,569) $ (12,578,781)    (685,915)  $(14,063,286)
--------------------------------------------------------------------------------------------------------


----
33

                                                                  Stock and Bond
                                                  ----------------------------------------------
                                                        Year Ended              Year Ended
                                                          6/30/04                 6/30/03
                                                  ----------------------  ----------------------
                                                     Shares        Amount    Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          108,795  $  2,623,428    92,214  $  1,974,090
  Class B                                          115,580     2,715,885   145,087     3,126,202
  Class C                                          125,171     3,012,416   135,588     2,921,125
  Class R                                           81,873     1,965,644    90,794     1,943,995
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                           18,766       444,932    26,783       579,697
  Class B                                            3,189        75,705     4,273        92,319
  Class C                                            1,432        34,016     1,872        40,469
  Class R                                            6,787       161,604     6,406       138,108
-------------------------------------------------------------------------------------------------
                                                   461,593    11,033,630   503,017    10,816,005
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (388,824)   (9,268,466) (328,507)   (7,099,492)
  Class B                                         (150,821)   (3,596,652) (166,673)   (3,566,168)
  Class C                                         (107,058)   (2,553,308)  (90,332)   (1,947,079)
  Class R                                          (27,667)     (664,749)  (13,762)     (298,887)
-------------------------------------------------------------------------------------------------
                                                  (674,370)  (16,083,175) (599,274)  (12,911,626)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                           (212,777) $ (5,049,545)  (96,257) $ (2,095,621)
-------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2004, were as follows:

                                            Multi-Cap    Large-Cap   Municipal   Stock and
                                                Value        Value   and Stock        Bond
------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $98,107,318 $472,524,342 $41,356,334 $33,724,884
  U.S. Government and agency obligations           --           --          --   4,244,174
Sales and maturities:
  Investment securities                    14,250,364  565,027,949  53,280,702  39,391,120
  U.S. Government and agency obligations           --           --          --   4,036,192
------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments were as follows:

                       Multi-Cap    Large-Cap   Municipal   Stock and
                           Value        Value   and Stock        Bond
---------------------------------------------------------------------
Cost of investments $127,395,931 $453,392,715 $80,983,748 $55,953,872
---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

                                              Multi-Cap     Large-Cap    Municipal   Stock and
                                                  Value         Value    and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $19,861,947  $104,940,265  $ 9,610,143  $8,092,426
  Depreciation                                (711,330)   (4,402,858)  (1,788,683)   (387,292)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $19,150,617  $100,537,407  $ 7,821,460  $7,705,134
----------------------------------------------------------------------------------------------


----
34

The tax components of undistributed net investment income and net realized gains at June 30, 2004, were as follows:

                                          Multi-Cap  Large-Cap Municipal Stock and
                                              Value      Value and Stock      Bond
----------------------------------------------------------------------------------
Undistributed net tax-exempt income        $     -- $       --  $209,966  $     --
Undistributed net ordinary income*          778,567  1,528,960   233,268   332,926
Undistributed net long-term capital gains   432,721         --        --        --
----------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2004                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,391,794 $       --
Distributions from net ordinary income*          841,834  1,874,507    359,212  1,089,809
Distributions from net long-term capital gains   985,618         --         --         --
                                                                               p12
-----------------------------------------------------------------------------------------

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2003                                             Value**      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,717,781 $       --
Distributions from net ordinary income*               --  1,697,220    623,033  1,159,839
Distributions from net long-term capital gains        --         --         --    173,874
-----------------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.
** For the period April 1, 2003 through June 30, 2003.

The tax character of Multi-Cap Value's distributions paid during the fiscal year ended March 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                           Multi-Cap
                                                               Value
            --------------------------------------------------------
            Distributions from net ordinary income***       $210,896
            Distributions from net long-term capital gains        --
            --------------------------------------------------------

***Net ordinary income includes net short-term capital gains, if any.


At June 30, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Large-Cap   Municipal  Stock and
                                     Value   and Stock       Bond
              ---------------------------------------------------
              Expiration year:
                2010           $        -- $   368,520 $       --
                2011            55,798,510  10,907,448  1,922,472
                2012                    --     882,767         --
              ---------------------------------------------------
              Total            $55,798,510 $12,158,735 $1,922,472
              ---------------------------------------------------


----
35

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                  Multi-Cap  Large-Cap  Municipal  Stock and
                                      Value      Value  and Stock       Bond
   --------------------------------------------------------------------------
   For the first $125 million         .8500%     .8500%     .7500%     .7500%
   For the next $125 million          .8375      .8375      .7375      .7375
   For the next $250 million          .8250      .8250      .7250      .7250
   For the next $500 million          .8125      .8125      .7125      .7125
   For the next $1 billion            .8000      .8000      .7000      .7000
   For net assets over $2 billion     .7750      .7750      .6750      .6750
   --------------------------------------------------------------------------

Prior to the Reorganization of Multi-Cap Value, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc. owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                            Value     Value and Stock      Bond
 ------------------------------------------------------------------------------
 Sales charges collected (unaudited)     $421,306  $115,986  $104,747   $42,408
 Paid to authorized dealers (unaudited)   368,751   101,485    93,252    37,092
 ------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    Commission advances (unaudited) $474,334   $67,257   $38,982   $32,810
    -----------------------------------------------------------------------


----
36

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2004, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited) $126,363  $466,307  $195,837  $114,339
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2004, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                     Value     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)  $13,853  $107,145   $61,091   $35,819
       -----------------------------------------------------------------

6. Investment Composition

At June 30, 2004, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                   Multi-Cap  Large-Cap  Municipal  Stock and
                                       Value      Value  and Stock       Bond
 -----------------------------------------------------------------------------
 Consumer Discretionary                    4%        17%         8%        10%
 Consumer Staples                          5          4          3          3
 Education and Civic Organizations        --         --          8         --
 Energy                                   11         11          5          7
 Financials                               34         29         13         17
 Healthcare                                5          9         10          6
 Housing/Multifamily                      --         --          3         --
 Housing/Single Family                    --         --          1         --
 Industrials                               9         12          5          7
 Information Technology                   13          7          3          4
 Long-Term Care                           --         --          4         --
 Materials                                 7          1          1          1
 Tax Obligation/General                   --         --          4         --
 Tax Obligation/Limited                   --         --         11         --
 Telecommunication Services                1          3          1          2
 Transportation                           --         --          7         --
 U.S. Guaranteed                          10          1          6         39
 Utilities                                 1          6          7          4
 ----------------------------------------------------------------------------
                                         100%       100%       100%       100%
 ----------------------------------------------------------------------------

33% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 2, 2004, to shareholders of record on July 9, 2004, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0340
                           Class B               .0210
                           Class C               .0210
                           Class R               .0375

--------------------------------------------------------------------------------



----
37

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30/04                     $14.60     $ .04      $ 4.38  $ 4.42    $(.02)  $ (.44) $ (.46) $18.56     30.75%
 4/01/03- 6/30/03                        11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30/04                      14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30/04                      14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30/04                      14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(g)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                     -----------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(c)    Reimbursement(d)
MULTI-CAP VALUE                              -----------------   -----------------   -----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
                                       (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30/04                  $58,279     1.48%     .20%      1.48%     .20%      1.48%     .20%         21%
 4/01/03- 6/30/03                      4,732     1.66*     .59*      1.66*     .59*      1.66*     .60*         13
 12/09/02- 3/31/03                       294     1.78*    (.07)*     1.75*    (.04)*     1.75*    (.04)*        52
Class B (12/02)
 Year Ended 6/30/04                    9,322     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                        193     2.43*    (.08)*     2.43*    (.08)*     2.43*    (.08)*        13
 12/09/02- 3/31/03                        20     3.29*   (1.95)*     2.50*   (1.16)*     2.50*   (1.16)*        52
Class C (12/02)
 Year Ended 6/30/04                   30,085     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                        416     2.44*    (.33)*     2.44*    (.33)*     2.44*    (.33)*        13
 12/09/02- 3/31/03                         2     2.50*    (.62)*     2.50*    (.62)*     2.50*    (.62)*        52
Class R (11/97)
 Year Ended 6/30/04                   46,546     1.24      .39       1.24      .39       1.24      .39          21
 4/01/03- 6/30/03                     26,777     1.41*     .56*      1.41*     .56*      1.41*     .56*         13
 Year Ended 3/31:
   2003(e)                            21,795     1.61      .37       1.36      .62       1.36      .62          52
 11/01/01- 3/31/02(f)                 25,505     2.21*    (.10)*     1.25*     .86*      1.25*     .86*         14
 Year Ended 10/31:
   2001(g)                            16,996     1.54      .25       1.25      .54       1.25      .54          66
   2000(g)                            29,547     1.66      .09       1.15      .60       1.15      .60          49
   1999(g)                            16,406     1.70     (.22)      1.22      .26       1.22      .26          26
-------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).

                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                               Net  Unrealized
                               Beginning   Invest-     Invest-              Net                   Ending              Ending
                                     Net      ment        ment          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                             $19.93     $ .12      $ 3.44  $ 3.56    $(.08)  $   --  $ (.08) $23.41     17.90% $434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)  669,651
Class B (8/96)
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)   93,275
Class C (8/96)
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)   55,303
Class R (8/96)
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)   17,604
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                            Before Credit/           After            After Credit/
                                            Reimbursement       Reimbursement(c)     Reimbursement(d)
LARGE-CAP VALUE                          -------------------  -------------------  -------------------
                                             Ratio                Ratio                Ratio
                                            of Net               of Net               of Net
                                           Invest-              Invest-              Invest-
                               Ratio of       ment  Ratio of       ment  Ratio of       ment
                               Expenses     Income  Expenses     Income  Expenses     Income
                                     to  (Loss) to        to  (Loss) to        to  (Loss) to
                                Average    Average   Average    Average   Average    Average  Portfolio
                                    Net        Net       Net        Net       Net        Net   Turnover
Year Ended June 30,              Assets     Assets    Assets     Assets    Assets     Assets       Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                              1.36%       .56%     1.36%       .56%     1.36%       .56%        85%
 2003                              1.45        .45      1.45        .45      1.45        .45         90
 2002                              1.36        .33      1.36        .33      1.36        .33         81
 2001                              1.34        .62      1.33        .63      1.32        .64         90
 2000                              1.34        .82      1.30        .85      1.30        .86        155
Class B (8/96)
 2004                              2.11       (.18)     2.11       (.18)     2.11       (.18)        85
 2003                              2.21       (.31)     2.21       (.31)     2.21       (.31)        90
 2002                              2.11       (.42)     2.11       (.42)     2.11       (.42)        81
 2001                              2.09       (.13)     2.08       (.11)     2.07       (.11)        90
 2000                              2.09        .08      2.06        .11      2.05        .12        155
Class C (8/96)
 2004                              2.11       (.18)     2.11       (.18)     2.11       (.18)        85
 2003                              2.21       (.31)     2.21       (.31)     2.21       (.31)        90
 2002                              2.11       (.42)     2.11       (.42)     2.11       (.42)        81
 2001                              2.09       (.14)     2.07       (.13)     2.07       (.12)        90
 2000                              2.11        .06      2.07        .09      2.05        .10        155
Class R (8/96)
 2004                              1.11        .83      1.11        .83      1.11        .83         85
 2003                              1.20        .70      1.20        .70      1.20        .70         90
 2002                              1.11        .58      1.11        .58      1.11        .58         81
 2001                              1.09        .86      1.08        .88      1.07        .88         90
 2000                              1.10       1.06      1.06       1.09      1.05       1.10        155
--------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                               $20.79      $.54     $ 1.14  $ 1.68    $(.51)  $   --  $ (.51) $21.96      8.13%
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
Class B (8/96)
 2004                                21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
Class C (8/96)
 2004                                21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
Class R (8/96)
 2004                                20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                          Ratios/Supplemental Data
                                 --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                -----------------  -----------------  -----------------
                                                     Ratio              Ratio              Ratio
                                                    of Net             of Net             of Net
                                                   Invest-            Invest-            Invest-
                                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                                         Expenses   Income  Expenses   Income  Expenses   Income
                                  Ending       to       to        to       to        to       to
                                     Net  Average  Average   Average  Average   Average  Average  Portfolio
                                  Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                            $56,787     1.28%    2.47%     1.25%    2.51%     1.25%    2.51%        45%
 2003                             59,780     1.35     2.34      1.25     2.44      1.24     2.45         38
 2002                             68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                             85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                             93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
Class B (8/96)
 2004                             23,110     2.03     1.72      2.00     1.76      2.00     1.76         45
 2003                             26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                             34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                             41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                             45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
Class C (8/96)
 2004                              8,229     2.03     1.72      2.00     1.75      2.00     1.76         45
 2003                              9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                             10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                             14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                             14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
Class R (8/96)
 2004                                716     1.03     2.72      1.00     2.75      1.00     2.76         45
 2003                                731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                              1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                              1,111     1.01     3.20       .96     3.26       .95     3.26         53
------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                 Investment Operations         Less Distributions
                                             ----------------------------  -------------------------


STOCK and BOND


                                                              Net
                                                        Realized/
                                                       Unrealized
                                   Beginning       Net    Invest-              Net                    Ending
                                         Net   Invest-       ment          Invest-                       Net
                                       Asset      ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value Income(a)     (Loss)    Total  Income    Gains    Total   Value Return(b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                                 $22.72      $.41     $ 1.92  $ 2.33    $(.49)  $   --   $ (.49) $24.56     10.29%
 2003                                  23.48       .38       (.65)   (.27)    (.43)    (.06)    (.49)  22.72      (.99)
 2002                                  25.25       .44      (1.73)  (1.29)    (.47)    (.01)    (.48)  23.48     (5.14)
 2001                                  25.20       .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18       .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
Class B (8/96)
 2004                                  22.72       .23       1.92    2.15     (.31)      --     (.31)  24.56      9.48
 2003                                  23.48       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.72     (1.73)
 2002                                  25.25       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
Class C (8/96)
 2004                                  22.73       .23       1.93    2.16     (.31)      --     (.31)  24.58      9.52
 2003                                  23.49       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.73     (1.73)
 2002                                  25.26       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
Class R (8/96)
 2004                                  22.72       .47       1.92    2.39     (.55)      --     (.55)  24.56     10.56
 2003                                  23.47       .44       (.64)   (.20)    (.49)    (.06)    (.55)  22.72      (.70)
 2002                                  25.24       .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19       .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18       .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                              $33,312     1.36%    1.61%     1.25%    1.72%     1.25%    1.72%        61%
 2003                               36,751     1.38     1.64      1.25     1.77      1.25     1.77         68
 2002                               42,907     1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
Class B (8/96)
 2004                               12,459     2.11      .86      2.00      .97      2.00      .97         61
 2003                               12,255     2.13      .89      2.00     1.02      2.00     1.02         68
 2002                               13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
Class C (8/96)
 2004                                8,632     2.11      .87      2.00      .98      2.00      .98         61
 2003                                7,541     2.13      .90      2.00     1.03      2.00     1.03         68
 2002                                6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
Class R (8/96)
 2004                                9,117     1.11     1.87      1.00     1.98      1.00     1.98         61
 2003                                7,048     1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                                5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
--------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods then ended and the financial highlights for the Nuveen NWQ Multi-Cap Value Fund for the periods then ended and the financial highlights for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the periods ended June 30, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated August 20, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
August 13, 2004


----
42

                                     Notes

--------------------------------------------------------------------------------
43

                                     Notes

--------------------------------------------------------------------------------
44

                                     Notes

--------------------------------------------------------------------------------
45

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       145
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         145
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          145
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director and Vice Chairman, United
Chicago, IL 60606                                        Fire & Casualty Company; formerly Director,
                                                         Federal Reserve Bank of Chicago; formerly,
                                                         President and Chief Operating Officer, SCI
                                                         Financial Group, Inc., a regional financial
                                                         services firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       145
3/16/48                                                  School of Business at the University of
333 W. Wacker Drive                                      Connecticut (since 2003); previously Senior
Chicago, IL 60606                                        Vice President and Director of Research at
                                                         the Federal Reserve Bank of Chicago
                                                         (1995-2003); Director, Credit Research
                                                         Center at Georgetown University; Director of
                                                         Xerox Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        145
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            145
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
46

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          145
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             145
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          145
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          145
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           145
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           145
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              145
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
47

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              145
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           145
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            145
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           145
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
48

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Registered     Nuveen Investor Services
Sub-Advisers                        Public Accounting Firm     P.O. Box 8530
NWQ Investment Management           PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                        Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067               Custodian
Institutional Capital Corporation   State Street Bank & Trust
225 West Wacker Drive               Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
Unaudited Information: The Balanced Stock and Bond Fund designates 77% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 90% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
49

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRINC-0604D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the majority of the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate
Mr. Evans. Accordingly, for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to the end of the reporting period on June 30, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
June 30, 2004                     to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock  $           8,067    $                0    $           116    $              0
Balanced Stock and Bond                   7,339                     0                 80                   0
Large-Cap Value                          20,220                     0                712                   0
NWQ Multi-Cap Value                       7,990                     0                 70                   0
                              ------------------------------------------------------------------------------
   Total                      $          43,616    $                0    $           978    $              0


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock           0%                    0%                  0%                 0%
Balanced Stock and Bond                0                     0                   0                  0
Large-Cap Value                        0                     0                   0                  0
NWQ Multi-Cap Value                    0                     0                   0                  0

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
June 30, 2003                     to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock  $           7,722    $                0    $           658    $              0
Balanced Stock and Bond                   6,835                     0                658                   0
Large-Cap Value                          17,812                     0                658                   0
NWQ Multi-Cap Value                       3,450                     0                  0               2,360
                              ------------------------------------------------------------------------------
   Total                      $          35,819    $                0    $         1,974    $          2,360

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                                           Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock          N/A                  N/A                  N/A                N/A
Balanced Stock and Bond               N/A                  N/A                  N/A                N/A
Large-Cap Value                       N/A                  N/A                  N/A                N/A
NWQ Multi-Cap Value                   N/A                  N/A                  N/A                N/A

Fiscal Year Ended             Audit Fees Billed    Audit-Related Fees        Tax Fees        All Other Fees
March 31, 2003*                   to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
NWQ Multi-Cap Value           $           5,862    $                0    $           658    $              0

                                           Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------------------
                              Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                  to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------------------------------------------------------------------------------
NWQ Multi-Cap Value                   N/A                  N/A                  N/A                N/A

*Nuveen NWQ Multi-Cap Value Fund changed its fiscal year end from March 31 to June 30, therefore, these numbers represent the period 12/9/2002 - 3/31/2003.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
June 30, 2004                   Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
Nuveen Investment Trust               $0                      $0                     $0

                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%

                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
Fiscal Year Ended                Affiliated Fund        Affiliated Fund      and Affiliated Fund
June 30, 2003                   Service Providers      Service Providers      Service Providers
------------------------------------------------------------------------------------------------
Nuveen Investment Trust                $0                      $0                     $0

                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                               Audit-Related Fees      Tax Fees Billed to      All Other Fees
                              Billed to Adviser and       Adviser and         Billed to Adviser
                                 Affiliated Fund        Affiliated Fund      and Affiliated Fund
                                Service Providers      Service Providers      Service Providers
                              ------------------------------------------------------------------
                                       0%                      0%                     0%




                                Audit-Related Fees     Tax Fees Billed to       All Other Fees
                              Billed to Adviser and        Adviser and        Billed to Adviser
Fiscal Year Ended                Affiliated Fund         Affiliated Fund     and Affiliated Fund
March 31, 2003*                 Service Providers       Service Providers     Service Providers
------------------------------------------------------------------------------------------------
NWQ Multi-Cap Value only      $                   0    $                0    $                 0

                                    Percentage Approved Pursuant to Pre-approval Exception
                              ------------------------------------------------------------------
                                Audit-Related Fees     Tax Fees Billed to       All Other Fees
                              Billed to Adviser and        Adviser and        Billed to Adviser
                                 Affiliated Fund         Affiliated Fund     and Affiliated Fund
                                Service Providers       Service Providers     Service Providers
                              ------------------------------------------------------------------
                                                 0%                    0%                     0%

*Nuveen NWQ Multi-Cap Value Fund changed its fiscal year end from March 31 to June 30.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
June 30, 2004                    Billed to Trust      reporting of the Trust)           engagements)          Total
----------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock  $                116    $                      0    $                     0   $      116
Balanced Stock and Bond                         80                           0                          0           80
Large-Cap Value                                712                           0                          0          712
NWQ Multi-Cap Value                             71                           0                          0           71
                              ----------------------------------------------------------------------------------------
   Total                      $                978    $                      0    $                     0   $      978

                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                      related directly to the     Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
June 30, 2003                    Billed to Trust      reporting of the Trust)           engagements)           Total
----------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Balanced Municipal and Stock  $                658    $                      0    $                     0   $      658
Balanced Stock and Bond                        658                           0                          0          658
Large-Cap Value                                658                           0                          0          658
NWQ Multi-Cap Value                          2,360                           0                          0        2,360
                              ----------------------------------------------------------------------------------------
     Total                    $              4,334    $                      0    $                     0   $    4,334


                                                       Total Non-Audit Fees
                                                       billed to Adviser and
                                                      Affiliated Fund Service      Total  Non-Audit Fees
                                                       Providers (engagements      billed to Adviser and
                                                       related directly to the    Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees    operations and financial     Providers (all other
March 31, 2003*                  Billed to Trust       reporting of the Trust)          engagements)          Total
----------------------------------------------------------------------------------------------------------------------
NWQ Multi-Cap Value           $                  -    $                      0    $                     0   $        0

*Nuveen NWQ Multi-Cap Value Fund changed its fiscal year end from March 31 to June 30, therefore, these numbers represent the period 12/9/2002 - 3/31/2003.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date September 8, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
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                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date September 8, 2004
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By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date September 8, 2004
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* Print the name and title of each signing officer under his or her signature.